UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number              811-21910

 Claymore Exchange-Traded Fund Trust 2
(Exact name of registrant as specified in charter)

2455 Corporate West Drive, Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Kevin M. Robinson

2455 Corporate West Drive, Lisle, IL 60532
(Name and address of agent for service)

Registrant's telephone number, including area code:    (630) 505-3700

Date of fiscal year end:  May 31

Date of reporting period:  June 1, 2010 - May 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Annual Report

May 31, 2011

GUGGENHEIM

ENY | Guggenheim Canadian Energy Income ETF
TAO | Guggenheim China Real Estate ETF
HAO | Guggenheim China Small Cap ETF
FRN | Guggenheim Frontier Markets ETF
HGI | Guggenheim International Multi-Asset Income ETF
SEA | Guggenheim Shipping ETF
CUT | Guggenheim Timber ETF

GUGGENHEIM

www.guggenheimfunds.com

... your road to the LATEST,

 most up-to-date INFORMATION

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheimfunds.com, you will find:

•	Daily and historical fund pricing, fund returns, portfolio holdings and characteristics and distribution history.

•	Investor guides and fund fact sheets.

•	Regulatory documents including a prospectus and copies of shareholder reports.

Guggenheim Funds Distributors, Inc. is constantly updating and expanding shareholder information services on each Fund’s website, in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment.

2 | Annual Report | May 31, 2011

Dear Shareholder |

Guggenheim Funds Investment Advisors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for seven of our exchange-traded funds (“ETFs” or “Funds”). Guggenheim Funds Services Group, Inc. and its subsidiaries, including the Investment Adviser, are subsidiaries of Guggenheim Partners, LLC, a global diversified financial services firm.

This report covers performance of the following seven funds for the fiscal year ended May 31, 2011:

-	Guggenheim Canadian Energy Income ETF (ticker: ENY)

-	Guggenheim China Real Estate ETF (ticker: TAO)

-	Guggenheim China Small Cap ETF (ticker: HAO)

-	Guggenheim Frontier Markets ETF (ticker: FRN)

-	Guggenheim International Multi-Asset Income ETF (ticker: HGI)

-	Guggenheim Shipping ETF (ticker: SEA)

-	Guggenheim Timber ETF (ticker: CUT)

Guggenheim Funds Distributors, Inc., the distributor of the Funds, is committed to providing investors with innovative investment solutions, and we currently offer 43 ETFs with a wide range of domestic and global themes, as well as closed-end funds and unit investment trusts. We have built on the investment management strengths of Guggenheim Funds Investment Advisors and worked with a diverse group of index providers to create some of the most distinctive ETFs available. We believe that a strategy-driven, quantitative process provides a disciplined investment approach to help meet long-term investment goals.

To learn more about economic and market conditions over the last year and the objective and performance of each ETF, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Management Discussion of Fund Performance for each ETF, begins on page 6.

Sincerely,

Kevin M. Robinson
Chief Executive Officer
Claymore Exchange-Traded Fund Trust 2

June 30, 2011
Annual Report | May 31, 2011 | 3

Economic and Market Overview |

During the 12-month period ended May 31, 2011, the U.S. economy continued its recovery, but at a much slower pace than in past rebounds from serious recessions. Unemployment is persistently high, the housing sector is still very weak, and recent reports indicate that manufacturing remains sluggish. Consumers and corporations, apprehensive about the direction of the economy, seem reluctant to make major purchases or investments.

While economic growth has been modest in recent months, the U.S. economy is, in fact, growing. The gross domestic product (GDP) has expanded for seven consecutive quarters and is likely to continue doing so for the remainder of the year, according to most economists. While the recent economic weakness has resulted in some rumblings that the economy is on the brink of a double-dip recession, causing financial market weakness, it appears that investors are confusing slowing growth with an actual contraction in growth.

In a recent study, a group of 67 economists polled by Bloomberg forecast a rebound in growth in the second half of 2011. The group opined that the slowdown in consumer spending and employment will prove temporary, giving way to a second-half rebound. After growing at an estimated 2.3% annual pace in the second quarter, following first quarter growth at a rate of 1.8%, the U.S. economy is expected by this group to expand at a 3.2% rate from July through December. Rising exports, stable fuel prices, record levels of cash in company coffers, and easier lending rules are expected to outweigh the damage done by onetime events like poor weather and the disaster in Japan. Nonetheless, the current slackening means Federal Reserve (Fed) policy makers are likely to wait even longer to raise interest rates.

As in the U.S., the recovery from the financial and economic crisis of 2008 and 2009 continues in most of the world. Emerging economies on the whole have so far experienced more pronounced rebounds than developed economies, though they face increasing risks of economic overheating and inflation pressures. The global rise in food and energy prices affects emerging economies more than developed ones because commodities represent a greater share of spending. In Europe, Germany and other large countries seem to be on solid recovery tracks supported by improving exports and domestic consumption. However, concerns over the sovereign debt burden of some peripheral European countries may impede the rate of economic improvement. Japan continues to deal with the aftermath of the devastating earthquake but may experience a surge later this year as rebuilding gets under way.

The equity market moved fairly steadily upward over the past year. For the 12-month period ended May 31, 2011, the Standard & Poor’s 500 Index, which is generally regarded as an indicator of the broad U.S. stock market, returned 25.95%. Most international markets posted positive returns, with strength in both developed and emerging markets. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East Index (“EAFE”) Index, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 30.41%. The return of the MSCI Emerging Market Index, which measures market performance in global emerging markets, was 30.18%.

In the bond market, lower quality issues performed much better than the highest-rated securities, reflecting investors’ increased appetite for risk and search for yield. The return of the Barclays Capital U.S. Corporate High Yield Index for the 12-month period ended May 31, 2011, was 18.22%, while the Barclays Capital U.S. Aggregate Bond Index, which is a proxy for the U.S. investment grade bond market, returned 5.84%. The Barclays U.S. Treasury Composite Index, which measures performance of U.S. Treasury notes with a variety of maturities, returned 4.49% for the 12-month period ended May 31, 2011. Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Barclays Capital 1–3 Month U.S. Treasury Bill Index was 0.15% for the same period.

4 | Annual Report | May 31, 2011

Economic and Market Overview continued

Index Definitions

All indices described below are unmanaged and reflect no expenses. It is not possible to invest directly in any index.

Standard & Poor’s (“S&P”) 500 Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is generally considered a representation of U.S. stock market.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets throughout the world.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market value-weighted measure of U.S. Treasury issues, corporate bond issues, mortgage-backed securities and other asset-backed securities.

The Barclays Capital U.S. Corporate High Yield Index is a commonly used benchmark index for high yield corporate bonds. It is a measure of the broad high yield market.

The Barclays U.S. Treasury Composite Index measures performance of U.S. Treasury notes with a variety of maturities

The Barclays Capital U.S. Treasury Bill 1-3 Months Index tracks the performance of U.S. Treasury bills with a remaining maturity of one to three months. U.S. Treasury bills, which are short-term loans to the U.S. government, are full-faith-and-credit obligations of the U.S. Treasury and are generally regarded as being free of any risk of default.

The Morgan Stanley Capital International (“MSCI”) China Index is an unmanaged, capitalization-weighted index that monitors the performance of stocks from the country of China.

The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. According to Dow Jones, the index consists of owners and operators of timber tracts, forest tree nurseries and sawmills excluding providers of finished wood products such as wooden beams, which are classified under Building Materials & Fixtures.

The S&P/TSX Composite Index (“S&P/TSX”) is a capitalization-weighted index of the largest companies on the Toronto Stock Exchange (TSX) as measured by market capitalization. The Toronto Stock Exchange listed companies in this index comprise about 70% of market capitalization for all Canadian-based companies listed on the TSX.

Industry Sectors

Comments about industry sectors in these fund commentaries are based on Bloomberg industry classifications.

Annual Report | May 31, 2011 | 5

Management Discussion of Fund Performance |

ENY | Guggenheim Canadian Energy Income ETF

Fund Overview

The Guggenheim Canadian Energy Income ETF, NYSE Arca ticker: ENY (the “Fund”), seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Sustainable Canadian Energy Income Index (the “Energy Income Index” or “Index”).

The Index is comprised of approximately 30 stocks selected, based on investment and other criteria, from a universe of companies listed on the Toronto Stock Exchange (the “TSX”), NYSE AMEX, NASDAQ or NYSE. The universe of companies includes approximately 200 TSX listed oil and gas sector securities including royalty trusts, as defined by the TSX, and approximately 25 oil sands resource producers that are classified as oil and gas producers. The companies in the universe are selected using criteria as identified by Sustainable Wealth Management, Ltd. (“SWM” or the “Index Provider”).

The Fund will invest at least 90% of its total assets in securities that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 37.57%, which included a change in market price to $22.06 on May 31, 2011, from $16.50 on May 31, 2010. On an NAV basis, the Fund generated a total return of 37.22%, which included a change in NAV to $22.03 on May 31, 2011, from $16.52 on May 31, 2010. At the end of the period, the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Energy Income Index returned 39.00% and the S&P/TSX Composite Index (“S&P/TSX”) returned 31.67% for the same period.

The Fund made quarterly distributions per share of $0.1130 on June 30, 2010; $0.1810 on September 30, 2010; $0.179 on December 31, 2010; and $0.420 on March 31, 2011.

Performance Attribution

Since more than 90% of the Fund’s portfolio is invested in the energy sector, performance of this sector is the main determinant of the Fund’s performance, and it was the major contributor to performance for the 12-month period ended May 31, 2011. The Fund also has positions in the utilities and financial sectors, both of which contributed to performance.

Positions that contributed most significantly to performance included BlackPearl Resources, Inc., an oil and gas exploration company (5.5% of long-term investments at period end); Baytex Energy Trust, an oil and gas trust based in Alberta that is engaged in the acquisition, development and production of oil and natural gas in the Western Canadian Sedimentary Basin (3.5% of long-term investments at period end); and Enerplus Resources Fund, an energy trust focused on crude oil and natural gas (3.4% of long-term investments at period end). Positions that detracted most significantly included OPTI Canada, Inc., which is active in the Athabasca oil sands region of northern Alberta (not held in the portfolio at period end); Petrobank Energy and Resources Ltd., which is engaged in the exploration for and development and production of oil and natural gas in the Western Canadian Sedimentary Basin (1.8% of long-term investments at period end); and Connacher Oil & Gas Ltd., an integrated energy company (3.4% of long-term investments at period end).

6 | Annual Report | May 31, 2011

Management Discussion of Fund Performance continued

TAO | Guggenheim China Real Estate ETF

Fund Overview

The Guggenheim China Real Estate ETF, NYSE Arca ticker: TAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Real Estate Index (the “Index”).

The Index is designed to measure and monitor the performance of the investable universe of publicly-traded companies and real estate investment trusts (“REITs”) deriving a majority of their revenues from real estate development, management and/or ownership of property in China or the Special Administrative Regions of China, such as Hong Kong and Macau. The Index was created by AlphaShares, LLC (“AlphaShares”) and is maintained by Standard & Poor’s (the “Index Administrator”). The Index includes equity securities of companies of all capitalizations, as defined by AlphaShares.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 27.28%, which included a change in market price to $20.07 on May 31, 2011, from $15.89 on May 31, 2010. On an NAV basis, the Fund generated a total return of 26.68%, which included a change in NAV to $20.14 on May 31, 2011, from $16.02 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the AlphaShares China Real Estate Index returned 27.72% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 18.76% for the same period.

The Fund made an annual distribution of $0.1530 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

Nearly all of the Fund’s investments are in the real estate holding and development businesses and are classified in the financial and diversified sectors. For the 12-month period ended May 31, 2011, both sectors had positive returns, contributing to the Fund’s performance. Positions that contributed most significantly to performance included Hongkong Land Holdings Ltd., a property investment, management and development group; Wharf Holdings Ltd., an investment holding company based in Hong Kong; and The Link Real Estate Investment Trust, a real estate investment trust (REIT) based in Hong Kong that invests mainly in retail and car park facilities (5.6%, 5.6% and 5.5%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Sino-Ocean Land Holdings Ltd., a company based in Hong Kong that is engaged in property development and property investment in the People’s Republic of China; Poly Hong Kong Investments Ltd., which develops and manages hotels and other properties; and Hopson Development Holdings Ltd., a developer of residential properties in mainland China (1.7%, 0.9% and 0.4%, respectively, of long-term investments at period end).

Annual Report | May 31, 2011 | 7

Management Discussion of Fund Performance continued

HAO | Guggenheim China Small Cap ETF

Fund Overview

The Guggenheim China Small Cap ETF, NYSE Arca ticker: HAO (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the AlphaShares China Small Cap Index (the “Index”).

The Index is designed to measure and monitor the performance of publicly-traded mainland China-based small capitalization companies. For inclusion in the Index, AlphaShares, LLC (“AlphaShares” or the “Index Provider”) defines small-capitalization companies as those companies with a maximum $1.5 billion float-adjusted market capitalization.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), American depositary shares (“ADSs”), global depositary receipts (“GDRs”) and international depositary receipts (“IDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 21.72%, which included a change in market price to $29.15 on May 31, 2011, from $24.30 on May 31, 2010. On an NAV basis, the Fund generated a total return of 21.36%, which included a change in NAV to $29.23 on May 31, 2011, from $24.44 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned 22.73% and the MSCI China Index, which measures performance of the broad Chinese equity market, returned 18.76% for the same period.

The Fund made an annual distribution of $0.4430 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended May 31, 2011, the industrial sector made the strongest contribution to performance followed by the consumer cyclical sector. The technology and energy sectors detracted from performance. Positions that contributed most significantly to performance included Brilliance China Automotive Holding Ltd., which manufactures and sells minibuses and automotive components (not held in the portfolio at period end); Weichai Power Co. Ltd., which develops, manufactures and sells automobiles, engines and relevant components (not held in the portfolio at period end); and Zhaojin Mining Industry Co. Ltd., which is engaged in exploration, mining, ore processing, smelting and sales of gold and other metals (1.5% of long-investments at period end). Positions that detracted most significantly from performance included Poly Hong Kong Investments Ltd., which develops and manages hotels and other properties; China Wireless Technologies Ltd, a provider of mobile telephone service in China; and China Zhongwang Holdings Ltd., a manufacturer of aluminum extrusion products (0.9%, 0.3% and 0.5%, respectively, of long-investments at period end).

8 | Annual Report | May 31, 2011

Management Discussion of Fund Performance continued

FRN | Guggenheim Frontier Markets ETF

Fund Overview

The Guggenheim Frontier Markets ETF, NYSE Arca ticker: FRN (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the BNY Mellon New Frontier DR Index (the “Frontier Index” or the “Index”).

The Frontier Index is composed of American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) of countries that are part of the Frontier Market, as defined by the Index Provider. The Frontier Index tracks the performance of depositary receipts, in ADR or GDR form, that trade on the London Stock Exchange (“LSE”), New York Stock Exchange (“NYSE”), the NYSE Arca, Inc. (“NYSE Arca”), NYSE Amex and Nasdaq Stock Market (“NASDAQ”) of companies from countries that are defined as the “Frontier Market.” The Index Provider defines Frontier Market countries based upon an evaluation of gross domestic product growth, per capita income growth, experienced and expected inflation rates, privatization of infrastructure and social inequalities. The countries currently are: Argentina, Bahrain, Jordan, Kuwait, Lebanon, Oman, Qatar, United Arab Emirates, Egypt, Ghana, Kenya, Malawi, Mauritius, Morocco, Nigeria, Tunisia, Zimbabwe, Bulgaria, Croatia, Czech Republic, Estonia, Georgia, Kazakhstan, Latvia, Lithuania, Poland, Romania, Slovak Republic, Slovenia, Ukraine, Bangladesh, Pakistan, Papua New Guinea, Sri Lanka, Vietnam, Peru, Chile, Colombia, Ecuador, Jamaica, Panama and Trinidad & Tobago. The universe of potential Index constituents includes all liquid ADRs and GDRs which meet certain criteria with respect to trading volume, market capitalization and price.

The Fund will invest at least 80% of its total assets in ADRs and GDRs that comprise the Index or in the stocks underlying such ADRs and GDRs. The Fund also will invest at least 80% of its total assets in securities of issuers from Frontier Market countries (whether directly or through ADRs or GDRs), as defined by the Index Provider. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 23.56%, which included a change in market price to $22.95 on May 31, 2011, from $18.67 on May 31, 2010. On an NAV basis, the Fund generated a total return of 28.87%, which included a change in NAV to $23.23 on May 31, 2011, from $18.12 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Frontier Index returned 27.72% and the and the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index returned 30.18% for the same period.

The Fund made an annual distribution of $0.1260 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

For the 12-month period ended May 31, 2011, all industry sectors in which the Fund was invested had positive returns. The financial sector made the most significant contribution to performance, followed by the energy sector; the industrial sector contributed least to the Fund’s performance. Positions that contributed most significantly to performance included Ecopetrol SA, a crude oil and natural gas company based in Colombia; Sociedad Quimica y Minera de Chile SA, a Chilean producer of specialty plant nutrients and chemicals; and LAN Airlines SA, a Chilean passenger airline and cargo operator (9.4%, 5.7% and 5.1%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included Orascom Telecom Holding SAE, a mobile telecommunications company based in Egypt; Commercial International Bank Egypt SAE, an Egyptian bank; and Solidere, The Lebanese Company for the Development and Reconstruction of Beirut Central District, which engages in the land and real estate development activities and services in the Beirut city center (1.9%, 3.0% and 1.9% respectively, of long-term investments at period end).

Annual Report | May 31, 2011 | 9

Management Discussion of Fund Performance continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Overview

The Guggenheim International Multi-Asset Income ETF, NYSE Arca ticker: HGI (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an index called the Zacks International Multi-Asset Income Index (the “Index”).

The Index is comprised of approximately 150 stocks selected, based on investment and other criteria, from a universe of international companies, global real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), Canadian royalty trusts, American depositary receipts (“ADRs”) of emerging market companies and U.S. listed closed-end funds that invest in international companies, and at all times is comprised of at least 40% non-U.S. securities. The companies in the universe are selected using a proprietary strategy developed by Zacks Investment Research, Inc. (“Zacks”), the Index Provider.

The Fund will invest at least 90% of its total assets in stocks that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 30.01%, which included a change in market price to $20.02 on May 31, 2011, from $16.09 on May 31, 2010. On an NAV basis, the Fund generated a total return of 29.68%, which included a change in NAV to $19.98 on May 31, 2011, from $16.10 on May 31, 2010. At the end of the period the Fund’s shares were trading at a market price premium to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Zacks International Multi-Asset Income Index returned 29.45% and the MSCI EAFE Index, an index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin, returned 30.41% for the same period.

The Fund made quarterly distributions per share of $0.2010 on June 30, 2010; $0.1760 on September 30, 2010; $0.1860 on December 31, 2010, and $0.2360 on March 31, 2011.

Performance Attribution

For the 12-month period ended May 31, 2011, all industry sectors in which the Fund was invested had positive returns. The energy sector made the most significant contribution to performance, followed by the financial and consumer non-cyclical sectors; the consumer cyclical sector contributed least to the Fund’s performance. Positions that contributed most significantly to performance included Enerplus Resources Fund, a Canadian energy trust focused on crude oil and natural gas (not held in the portfolio at period end); Penn West Petroleum Ltd., an oil and natural gas producer based in Alberta, Canada (2.4% of long-term investments at period end); and International Power PLC (not held in the portfolio at period end). Positions that detracted most significantly from performance included Alon Holdings Blue Square Israel Ltd., an Israeli company that operates retail stores and commercial real estate properties (4.1% of long-term investments at period end); Grupo Aeroportuario del Sureste S.A.B. de C.V. ADS, a Mexican airport operator (not held in the portfolio at period end); and CRH PLC, a diversified building material company based in Ireland (not held in the portfolio at period end).

10 | Annual Report | May 31, 2011

Management Discussion of Fund Performance continued

SEA | Guggenheim Shipping ETF

Fund Overview

The Guggenheim Shipping ETF, NYSE Arca ticker: SEA (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Delta Global Shipping Index (the “Index”).

The Index is designed to measure the performance of companies listed on global developed market exchanges within the maritime shipping industry. Delta Global Indices, LLC (the “Index Provider”) defines developed markets as countries with western-style legal systems, transparent financial rules for financial reporting and sophisticated, liquid and accessible stock exchanges with readily-exchangeable currencies. While the companies in the Index must be listed on global developed market exchanges, the companies themselves may be located in any country, including those classified as emerging markets.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”), global depositary receipts (“GDRs”) and master limited partnerships (“MLPs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Effective on or about July 26, 2011, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Delta Global Shipping Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the abbreviated annual fiscal period from the Fund’s inception date of June 11, 2010, through May 31, 2011.

On a market price basis, the Fund generated a total return of -3.29%, which included a change in market price to $24.67 on May 31, 2011, from $25.96 at inception. On an NAV basis, the Fund generated a total return of -3.21%, which included a change in NAV to $24.69 on May 31, 2011, from $25.96 at inception. At the end of the period the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Index returned -2.98% and the MSCI World Index returned 28.51% for the period from the Fund’s inception date through May 31, 2011.

The Fund made quarterly distributions of $0.1890 per share on September 30, 2010; $0.1630 per share on December 31, 2010; and $0.1320 on March 31, 2011.

Performance Attribution

Since more than 99% of the Fund’s portfolio is invested in the industrial sector, performance of this sector is the main determinant of the Fund’s performance, and the industrial sector’s negative return was the major reason for the Fund’s negative return for the period from its inception date through May 31, 2011.

Positions that contributed most significantly to performance included Cosco Corp. Singapore Ltd., which has ship repair, ship building and offshore marine engineering operations in China and also provides dry bulk shipping, shipping agency and other services; Seaspan Corp., a Hong Kong company that owns and charters container ships; and Orient Overseas International Ltd., an integrated international transportation, logistics and terminal company based in Hong Kong (4.1%, 4.6% and 2.9%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included General Maritime Corp., a provider of international seaborne crude oil transportation services; Frontline Ltd., a company based in Bermuda that owns and operates oil tankers and oil/bulk/ore carriers; and Genco Shipping & Trading Ltd., a U.S.-based company that transports iron ore, coal, grain, steel products and other dry bulk cargo along worldwide shipping routes (1.8%, 2.0% and 1.9%, respectively, of long-term investments at period end).

Annual Report | May 31, 2011 | 11

Management Discussion of Fund Performance continued

CUT | Guggenheim Timber ETF

Fund Overview

The Guggenheim Timber ETF, NYSE Arca ticker: CUT (the “Fund”) seeks investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Beacon Global Timber Index (the “Index”).

All securities in the Index are selected from the universe of global timber companies. Beacon Indexes LLC (the “Index Provider”) defines global timber companies as firms who own or lease forested land and harvest the timber from such forested land for commercial use and sale of wood-based products, including lumber, pulp or other processed or finished goods such as paper and packaging.

The Fund will invest at least 90% of its total assets in common stock, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that comprise the Index. Guggenheim Funds Investment Advisors, LLC, the Fund’s investment adviser, seeks a correlation over time of 0.95 or better between the Fund’s performance and the performance of the Index. A figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index.

Fund Performance

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. This report discusses the annual fiscal period ended May 31, 2011.

On a market price basis, the Fund generated a total return of 30.45%, which included a change in market price to $22.38 on May 31, 2011, from $17.65 on May 31, 2010. On an NAV basis, the Fund generated a total return of 30.15%, representing a change in NAV to $22.39 on May 31, 2011, from $17.70 on May 31, 2010. At the end of the period, the Fund’s shares were trading at a market price discount to NAV, which is to be expected from time to time.

For underlying index and broad market comparison purposes, the Beacon Global Timber Index returned 31.47% and the Dow Jones World Forestry & Paper Index returned 56.54% for the same period.

The Fund made an annual distribution of $0.5940 per share on December 31, 2010, to shareholders of record on December 29, 2010.

Performance Attribution

Since approximately 82% of the Fund’s portfolio is invested in the basic materials sector, performance of this sector is the main determinant of the Fund’s performance, and it was the major contributor to performance for the 12-month period ended May 31, 2011. The Fund also has positions in the financial and industrial sectors, both of which contributed to performance.

Positions that contributed most significantly to performance included Mondi Ltd., an international paper and packaging company based in South Africa and two Finnish paper and forest products companies, Stora Enso Oyj and UPM-Kymmene Corporation (4.8%, 4.5% and 4.2%, respectively, of long-term investments at period end). Positions that detracted most significantly from performance included two Japanese paper companies, Nippon Paper Group, Inc. and Oji Paper Co., Ltd.; and China Grand Forestry Green Resources Group Limited, a Chinese forest products company (4.4%, 4.7% and 1.1%, respectively, of long-term investments at period end).

12 | Annual Report | May 31, 2011

Management Discussion of Fund Performance continued

Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers and Guggenheim Funds only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass.

This information does not represent an offer to sell securities of the Funds and it is not soliciting an offer to buy securities of the Funds. An investment in the various Guggenheim Funds ETFs is subject to certain risks and other considerations. Below are some general risks and considerations associated with investing in the Fund, which may cause you to lose money, including the entire principal that you invest. Please refer to the individual ETF prospectus for a more detailed discussion of the Fund-specific risks and considerations.

Equity Risk: The value of the securities held by the Funds will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Funds participate, or factors relating to specific companies in which the Funds invest.

Foreign Investment Risk: Investing in non-U.S. issuers may involve unique risks such as currency, political, and economic risk, as well as less market liquidity, generally greater market volatility and less complete financial information than for U.S. issuers.

Small and Medium-Sized Company Risk: Investing in securities of these companies involves greater risk as their stocks may be more volatile and less liquid than investing in more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.

Non-Correlation Risk: The Fund’s return may not match the return of the Index including, but not limited to, operating expenses and costs in buying and selling securities to reflect changes in the Index. The Fund may not be fully invested at times. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate with the Index return, as would be the case if it purchased all of the stocks with the same weightings as the Index.

Replication Management Risk: The Fund is not “actively” managed. Therefore, it would not necessarily sell a stock because the stock’s issuer was in financial trouble unless that stock is removed from the Index.

Issuer-Specific Changes: The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

Non-Diversified Fund Risk: The Fund can invest a greater portion of assets in securities of individual issuers than a diversified fund. Changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Industry Risk: If the Index is comprised of issuers in a particular industry or sector, the Fund would therefore be focused in that industry or sector. Accordingly, the Fund may be subject to more risks than if it were broadly diversified over numerous industries and sectors of the economy.

Emerging Markets Risk (CUT, FRN, HGI, TAO, HAO): Investment in securities of issuers based in developing or “emerging market” countries entails all of the risks of investing in securities of non-U.S. issuers, as previously described, but to a heightened degree.

Canadian Risk (ENY and HGI): Investing in Canadian royalty trusts and stocks listed on the TSX are subject to: Commodity Exposure Risk, Reliance on Exports Risk, U.S. Economic Risk and Structural Risk (Political Risk).

Master Limited Partnership (MLP) Risk (FRN and HGI): Investments in securities of MLPs involve risks that differ from an investment in common stock. Holders of the units of MLPs have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of MLPs.

China Investment Risk (HAO and TAO): Investing in securities of Chinese companies involves additional risks, including, but not limited to: the economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others; the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership; and actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. See prospectus for more information.

REIT Risk (CUT, HGI and TAO): Investments in securities of real estate companies involve risks. These risks include, among others, adverse changes in national, state or local real estate conditions; obsolescence of properties; changes in the availability, cost and terms of mortgage funds; and the impact of changes in environmental laws.

Risks of Investing In Other Investment Companies (HGI): Investments in these securities involve risks, including, among others, that shares of other investment companies are subject to the management fees and other expenses of those companies, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or net asset values.

Risks of Investing in Frontier Securities (FRN): Investment in securities in emerging market countries involves risks not associated with investments in securities in developed countries, including risks associated with expropriation and/or nationalization, political or social instability, armed conflict, the impact on the economy as a result of civil war, religious or ethnic unrest and the withdrawal or non-renewal of any license enabling the Fund to trade in securities of a particular country, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting, auditing and financial reporting standards, less publicly available financial and other information, diplomatic development which could affect U.S. investments in those countries and potential difficulties in enforcing contractual obligations. Frontier countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risk of investing in emerging market countries are magnified in frontier countries. As of the date of this prospectus, a significant percentage of the Index is comprised of securities of companies from Poland, Chile and Egypt. To the extent that the index is focused on securities of any one country, including Poland, Chile or Egypt, the value of the index will be especially affected by adverse developments in such country, including the risks described above. Please note: the

Annual Report | May 31, 2011 | 13

Management Discussion of Fund Performance continued

above risks are a broad overview of the potential risks associated with investing in the Frontier markets. Investing in securities of Frontier countries involves significant risk. The prospectus contains a more detailed discussion of these individual risks and should be evaluated when determining an investor’s risk tolerance.

In addition to the risks described, there are certain other risks related to investing in the Funds. These risks are described further in the Prospectus and Statement of Additional Information.

14 | Annual Report | May 31, 2011

Fund Summary & Performance | As of May 31, 2011 (unaudited)

ENY | Guggenheim Canadian Energy Income ETF

Fund Statistics
Share Price	$22.06
Net Asset Value	$22.03
Premium/Discount to NAV	0.14%
Net Assets ($000)	$229,570

Total Returns
(Inception 7/3/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Canadian Energy Income ETF
NAV	37.22%	-7.02%	1.06%
Market	37.57%	-7.14%	1.07%
Sustainable Canadian
Energy Income Index	39.00%	-5.51%	2.92%
S&P/TSX Composite Index	31.67%	1.76%	5.13%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $25.05 per share for share price returns or initial net asset value (NAV) of $25.05 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.84%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Portfolio Breakdown	% of Net Assets
Energy	99.9%
Total Long-Term Investments	99.9%
Investments of Collateral for Securities Loaned	46.1%
Total Investments	146.0%
Liabilities in excess of Other Assets	-46.0%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Canada	100.0%

Currency Denomination	% of Long-Term Investments
Canadian Dollar	100.0%

Top Ten Holdings	% of Long-Term Investments
Canadian Oil Sands Ltd.	7.6%
Suncor Energy, Inc.	6.5%
Imperial Oil Ltd.	6.1%
MEG Energy Corp.	5.6%
Cenovus Energy, Inc.	5.5%
Athabasca Oil Sands Corp.	5.5%
BlackPearl Resources, Inc.	5.5%
Southern Pacific Resource Corp.	4.5%
Canadian Natural Resources Ltd.	4.4%
Baytex Energy Corp.	3.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Standard and Poor’s Toronto Stock Exchange Composite Index (S&P/TSX Composite Index). Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The S&P/TSX Composite Index is a capitalization-weighted index. The index is designed to measure performance of the broad Canadian economy through changes in the aggregate market value of stocks representing all major industries. It is not possible to invest directly in the S&P/TSX Composite Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2011 | 15

Fund Summary & Performance (unaudited) continued

TAO | Guggenheim China Real Estate ETF

Fund Statistics
Share Price	$20.07
Net Asset Value	$20.14
Premium/Discount to NAV	-0.35%
Net Assets ($000)	$27,397

Total Returns
(Inception 12/18/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim China Real Estate ETF
NAV	26.68%	1.60%	-2.30%
Market	27.28%	1.07%	-2.43%
AlphaShares China
Real Estate Index	27.72%	2.65%	-1.29%
MSCI China Index	18.76%	1.45%	-2.19%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $23.50 per share for share price returns or initial net asset value (NAV) of $23.50 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.92%. In the Financial Highlights section of the Annual Report, the Fund's annualized net operating expense ratio was 0.70%, while the Fund's annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.02%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund's operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
Portfolio Breakdown	% of Net Assets
Financials/Real Estate	86.7%
Diversified	12.4%
Total Common Stocks	99.1%
Investments of Collateral for Securities Loaned	8.8%
Total Investments	107.9%
Liabilities in excess of Other Assets	-7.9%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
China	99.4%
Singapore	0.6%

Currency Denomination	% of Long-Term Investments
Hong Kong Dollar	93.4%
United States Dollar	6.0%
Singapore Dollar	0.6%

Top Ten Holdings	% of Long-Term Investments
Hongkong Land Holdings Ltd.	5.6%
Wharf Holdings Ltd.	5.6%
Link Real Estate Investment Trust	5.5%
China Overseas Land & Investment Ltd.	5.5%
Cheung Kong Holdings Ltd.	5.4%
Henderson Land Development Co. Ltd.	5.0%
Swire Pacific Ltd., Class A	4.8%
Sun Hung Kai Properties Ltd.	4.6%
Hang Lung Properties Ltd.	4.4%
Hang Lung Group Ltd.	4.4%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

16 | Annual Report | May 31, 2011

Fund Summary & Performance (unaudited) continued

HAO | Guggenheim China Small Cap ETF

Fund Statistics
Share Price	$29.15
Net Asset Value	$29.23
Premium/Discount to NAV	-0.27%
Net Assets ($000)	$327,373

Total Returns
(Inception 1/30/08)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim China Small Cap ETF
NAV	21.36%	7.55%	6.37%
Market	21.72%	6.93%	6.28%
AlphaShares China
Small Cap Index	22.73%	8.86%	7.65%
MSCI China Index	18.76%	1.45%	1.85%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.91%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.75% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.89%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.70% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.70%. Without this expense cap, actual returns would be lower.

Country Breakdown	% of Long-Term Investments
China	99.4%
Singapore	0.6%

Currency Denomination	% of Long-Term Investments
Hong Kong Dollar	89.6%
United States Dollar	7.8%
Singapore Dollar	2.6%

Portfolio Breakdown	% of Net Assets
Industrial	23.0%
Consumer, Non-cyclical	18.3%
Consumer, Cyclical	18.0%
Financial	13.2%
Basic Materials	12.6%
Communications	5.3%
Technology	4.0%
Utilities	2.0%
Diversified	1.6%
Energy	0.8%
Total Long-Term Investments	98.8%
Investments of Collateral for Securities Loaned	17.9%
Total Investments	116.7%
Liabilities in excess of Other Assets	(16.7)%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
China Shanshui Cement Group Ltd.	1.6%
Zhaojin Mining Industry Co. Ltd.	1.5%
Mindray Medical International Ltd.	1.5%
BBMG Corp.	1.3%
Semiconductor Manufacturing International Corp.	1.3%
Tsingtao Brewery Co. Ltd.	1.3%
Soho China Ltd.	1.2%
China Everbright Ltd.	1.2%
Zhuzhou CSR Times Electric Co. Ltd.	1.2%
Shanda Interactive Entertainment Ltd.	1.1%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggenheimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI China Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI China Index is a capitalization-weighted index that monitors the performance of stocks from the country of China. The index is unmanaged. It is not possible to invest directly in the MSCI China Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

Annual Report | May 31, 2011 | 17

Fund Summary & Performance (unaudited) continued

FRN | Guggenheim Frontier Markets ETF

Fund Statistics
Share Price	$22.95
Net Asset Value	$23.23
Premium/Discount to NAV	-1.21%
Net Assets ($000)	$183,324

Total Returns
(Inception 6/12/08)	One Year	Since Inception (Annualized)
Guggenheim Frontier Markets ETF
NAV	28.87%	-0.45%
Market	23.56%	-0.86%
The BNY Mellon New Frontier DR Index	27.72%	0.14%
MSCI Emerging Markets Index	30.18%	3.45%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.34 per share for share price returns or initial net asset value (NAV) of $24.34 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.11%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.80%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses may be higher than 0.65%. Without this expense cap, actual returns would be lower.

Country Breakdown	% of Long-Term Investments
Chile	35.5%
Colombia	14.3%
Egypt	10.3%
Argentina	7.7%
Kazakhstan	5.2%
Peru	5.1%
Poland	4.4%
Czech Republic	3.8%
Lebanon	3.3%
Nigeria	3.1%
Pakistan	2.4%
Oman	1.6%
Ukraine	1.3%
Qatar	1.2%
Georgia	0.8%

Currency Denomination	% of Long-Term Investments
United States	100.0%

Portfolio Breakdown	% of Net Assets
Financial	35.8%
Energy	16.4%
Utilities	12.4%
Basic Materials	10.7%
Communications	10.1%
Consumer, Non-cyclical	5.8%
Consumer, Cyclical	5.1%
Industrial	3.2%
Total Common Stocks and Preferred Stocks	99.5%
Investments of Collateral for Securities Loaned	16.7%
Total Investments	116.2%
Liabilities in excess of Other Assets	(16.2)%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Ecopetrol SA, ADR	9.4%
Empresa Nacional de Electricidad SA, ADR	6.1%
Sociedad Quimica y Minera de Chile SA, ADR	5.7%
Enersis SA, ADR	5.6%
Cia de Minas Buenaventura SA, ADR	5.1%
Lan Airlines SA, ADR	5.1%
BanColombia SA, ADR	4.9%
Telekomunikacja Polska SA, GDR	4.4%
Banco Santander Chile, ADR	3.8%
Komercni Banka AS, GDR	3.8%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is not possible to invest directly in the MSCI Emerging Market Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

18 | Annual Report | May 31, 2011

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF

Fund Statistics
Share Price	$20.02
Net Asset Value	$19.98
Premium/Discount to NAV	0.20%
Net Assets ($000)	$101,895

Total Returns
(Inception 7/11/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim International Multi-Asset Income ETF
NAV	29.68%	0.10%	-1.24%
Market	30.01%	-1.16%	-1.21%
Zacks International Multi-Asset
Income Index	29.45%	0.29%	-0.77%
MSCI EAFE Index	30.41%	-4.12%	-4.35%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in the market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $24.98 per share for share price returns or initial net asset value (NAV) of $24.98 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 1.23%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was 0.70%, while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.95%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
Country Breakdown	% of Long-Term Investments
United Kingdom	16.0%
United States	12.6%
Canada	7.3%
China	6.5%
France	6.0%
Israel	5.2%
Switzerland	4.9%
Germany	4.6%
Australia	4.4%
Brazil	3.8%
Japan	3.7%
Netherlands	3.1%
Chile	2.9%
Spain	2.4%
Mexico	2.3%
Portugal	2.0%
Sweden	1.5%
Italy	1.3%
Finland	1.3%
Argentina	0.9%
Luxembourg	0.8%
Colombia	0.8%
Channel Islands	0.8%
Philippines	0.8%
Indonesia	0.8%
India	0.7%
Singapore	0.6%
Austria	0.5%
Norway	0.4%
South Africa	0.4%
Greece	0.4%
Bermuda	0.3%

Portfolio Breakdown	% of Net Assets
Communications	21.3%
Consumer, Non-cyclical	19.0%
Financial	14.8%
Energy	13.0%
Industrial	5.9%
Utilities	5.4%
Basic Materials	4.4%
Technology	2.5%
Consumer, Cyclical	1.7%
Diversified	1.3%
Total Common Stocks, Preferred Stocks and Royalty Trust	89.3%
Closed End Funds	9.7%
Total Long-Term Investments	99.0%
Investments of Collateral for Securities Loaned	12.6%
Total Investments	111.6%
Liabilities in excess of Other Assets	(11.6)%
Net Assets	100.0%

Annual Report | May 31, 2011 | 19

Fund Summary & Performance (unaudited) continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Currency Denomination	% of Long-Term Investments
United States Dollar	40.3%
Euro	21.7%
Pound Sterling	16.8%
Hong Kong Dollar	5.0%
All Other Currencies	16.2%

Top Ten Holdings	% of Long-Term Investments
ALON Holdings Blue Square Israel Ltd.	4.1%
Enerplus Corp.	2.7%
Whiting USA Trust I	2.6%
Penn West Petroleum Ltd.	2.4%
Portugal Telecom SGPS SA	1.5%
BT Group PLC	1.4%
Vodafone Group PLC	1.4%
Roche Holding AG	1.3%
Sanofi-Aventis SA	1.2%
Swisscom AG	1.2%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. It is not possible to invest directly in the MSCI EAFE Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

20 | Annual Report | May 31, 2011

Fund Summary & Performance (unaudited) continued

SEA | Guggenheim Shipping ETF

Fund Statistics
Share Price	$24.67
Net Asset Value	$24.69
Premium/Discount to NAV	-0.08%
Net Assets ($000)	$12,343

Total Returns
(Inception 6/11/10)	Since Inception
Guggenheim Shipping ETF
NAV	-3.21%
Market	-3.29%
Delta Global Shipping Index1	-2.98%
MSCI World Index	28.51%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Since inception returns assume a purchase of the Fund at the initial share price of $25.96 per share for share price returns or initial net asset value (NAV) of $25.96 per share for NAV returns. Returns for periods of less than one year are not annualized.

The Fund’s annual operating ratio of 0.65% is expressed as a unitary fee and covers all expenses of the Fund, except distributions fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Portfolio Breakdown	% of Net Assets
Industrials	99.4%
Investments of Collateral for Securities Loaned	33.4%
Total Investments	132.8%
Liabilities in excess of Other Assets	-32.8%
Net Assets	100.0%

Country Breakdown	% of Long-Term Investments
Marshall Islands	34.9%
Bermuda	25.1%
Japan	11.2%
Denmark	7.9%
Singapore	7.8%
China	7.3%
United States	3.7%
Liberia	2.1%

Currency Denomination	% of Long-Term Investments
United States Dollar	55.0%
Hong Kong Dollar	14.5%
Japanese Yen	11.2%
Danish Krone	7.9%
Singapore Dollar	7.8%
Norwegian Krone	3.6%

1
Effective on or about July 26, 2011, the Fund will change its current policy of seeking investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Delta Global Shipping Index. Instead, the Fund will seek investment results that correspond generally to the performance, before the Fund’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM.

Top Ten Holdings	% of Long-Term Investments
Seaspan Corp.	4.6%
Navios Maritime Partners LP	4.4%
Pacific Basin Shipping Ltd.	4.3%
Ship Finance International Ltd.	4.3%
Tsakos Energy Navigation Ltd.	4.2%
Cosco Corp. Singapore Ltd.	4.1%
Teekay Tankers Ltd., Class A	4.1%
D/S Norden	4.0%
AP Moller - Maersk A/S	3.9%
Teekay LNG Partners LP, Class B	3.9%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI World Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The MSCI World Index is a free float-adjusted market capitalization index that measures global developed market equity performance of the developed market country indices of Europe, Australasia, the Far East, the U.S. and Canada. It is not possible to invest directly in the MSCI World Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.
Annual Report | May 31, 2011 | 21

Fund Summary & Performance (unaudited) continued

CUT | Guggenheim Timber ETF

Fund Statistics
Share Price	$22.38
Net Asset Value	$22.39
Premium/Discount to NAV	-0.04%
Net Assets ($000)	$228,386

Total Returns
(Inception 11/9/07)	One Year	Three Year (Annualized)	Since Inception (Annualized)
Guggenheim Timber Index ETF
NAV	30.15%	2.75%	-1.06%
Market	30.45%	2.37%	-1.09%
Beacon Global Timber Index	31.47%	4.12%	0.26%
Dow Jones World Forestry &
Paper Index	56.54%	3.21%	-2.25%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit www.guggenheimfunds.com. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Investors should also be aware that these returns were primarily achieved during favorable market conditions and may not be sustainable.

Since inception returns assume a purchase of the Fund at the initial share price of $24.91 per share for share price returns or initial net asset value (NAV) of $24.91 per share for NAV returns. Returns for periods of less than one year are not annualized.

Per the most recent prospectus, the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was 0.86%. In the Financial Highlights section of this Annual Report, the Fund’s annualized net operating expense ratio was determined to be 0.70% while the Fund’s annualized gross operating expense ratio, gross of any fee waivers or expense reimbursements, was determined to be 0.82%. There is a contractual fee waiver currently in place for this Fund through December 31, 2013 to the extent necessary in keeping the Fund’s operating expense ratio from exceeding 0.65% of average net assets per year. Some expenses fall outside of this expense cap and actual expenses will be higher than 0.65%. Without this expense cap, actual returns would be lower.
Country Breakdown	% of Long-Term Investments
United States	31.5%
Japan	18.7%
Finland	8.8%
Sweden	8.7%
Canada	7.7%
South Africa	4.8%
Ireland	4.7%
Brazil	4.6%
Portugal	4.3%
Spain	4.0%
Australia	1.1%
Bermuda	1.1%

Currency Denomination	% of Long-Term Investments
United States Dollar	36.2%
Euro	21.7%
Japanese Yen	18.7%
Swedish Krona	8.7%
Canadian Dollar	7.7%
All other currencies	7.0%

Portfolio Breakdown	% of Net Assets
Basic Materials	81.8%
Financial	13.5%
Industrial	4.3%
Total Common Stocks	99.6%
Investments of Collateral for Securities Loaned	5.4%
Total Investments	105.0%
Liabilities in excess of Other Assets	-5.0%
Net Assets	100.0%

Top Ten Holdings	% of Long-Term Investments
Hokuetsu Kishu Paper Co. Ltd.	5.6%
MeadWestvaco Corp.	5.2%
International Paper Co.	5.2%
Mondi Ltd.	4.8%
Rayonier, Inc., REIT	4.7%
Smurfit Kappa Group PLC	4.7%
OJI Paper Co. Ltd.	4.7%
Fibria Celulose SA, ADR	4.6%
Stora ENSO OYJ, R Shares	4.5%
Holmen AB, B Shares	4.5%

Portfolio breakdown is shown as a percentage of net assets. Country breakdown, currency denomination and holdings are shown as a percentage of long-term investments. All are subject to change daily. For more current Fund information, please visit www.guggen-heimfunds.com. The above summaries are provided for informational purposes only, and should not be viewed as recommendations.

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Dow Jones World Forestry & Paper Index. Results include the reinvestment of all dividends and capital gains. Past performance is no guarantee of future results. The Dow Jones World Forestry & Paper Index is a float-adjusted capitalization-weighted index that provides a broad measure of the world forestry and paper markets. It is not possible to invest directly in the Dow Jones World Forestry & Paper Index. Investment return and principal value will fluctuate with changes in market conditions and other factors and Fund shares, when redeemed, may be worth more or less than their original investment.

22 | Annual Report | May 31, 2011

Overview of Fund Expenses | As of May 31, 2011 (unaudited)

As a shareholder of Guggenheim Canadian Energy Income ETF; Guggenheim China Real Estate ETF; Guggenheim China Small Cap ETF; Guggenheim Frontier Markets ETF; Guggenheim International Multi-Asset Income ETF; Guggenheim Shipping ETF; and Guggenheim Timber ETF, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period ended May 31, 2011.

Actual Expense
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Six Months Ended	Expenses Paid During Period1
	12/01/10	5/31/11	5/31/11	12/01/10 - 5/31/11
Guggenheim Canadian Energy Income ETF2
Actual	$1,000.00	$1,208.19	0.70%	$3.85
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Guggenheim China Real Estate ETF2
Actual	1,000.00	1,025.95	0.70%	3.54
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Guggenheim China Small Cap ETF2
Actual	1,000.00	947.58	0.75%	3.64
Hypothetical (5% annual return before expenses)	1,000.00	1,021.19	0.75%	3.78
Guggenheim Frontier Markets ETF2
Actual	1,000.00	1,004.37	0.70%	3.50
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Guggenheim International Multi-Asset Income ETF2
Actual	1,000.00	1,118.28	0.70%	3.70
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53
Guggenheim Shipping ETF
Actual	1,000.00	904.49	0.65%	3.09
Hypothetical (5% annual return before expenses)	1,000.00	1,021.69	0.65%	3.28

Annual Report | May 31, 2011 | 23

Overview of Fund Expenses (unaudited) continued

	Beginning Account Value	Ending Account Value	Annualized Expense Ratio for the Six Months Ended	Expenses Paid During Period1
	12/01/10	5/31/11	5/31/11	12/01/10 - 5/31/11
Guggenheim Timber ETF2
Actual	$1,000.00	$1,186.87	0.70%	$3.82
Hypothetical (5% annual return before expenses)	1,000.00	1,021.44	0.70%	3.53

1
Actual and hypothetical expenses are calculated using the annualized expense ratio. This represents the ongoing expenses of the Fund as a percentage of average net assets for the six months ended May 31, 2011. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value over the period; then multiplying that result by 182/365.

2	The expense ratios reflect an expense waiver. Please see the Notes to Financial Statements for more information.

Assumes all dividends and distributions were reinvested.

Premium/Discount Information
Information about the differences between the daily market price on secondary markets for Shares and the NAV of each Fund can be found at www.gugggenheimfunds.com.

24 | Annual Report | May 31, 2011

Portfolio of Investments | May 31, 2011

ENY | Guggenheim Canadian Energy Income ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.9%
	Common Stocks – 99.9%
	Canada – 99.9%
148,109	AltaGas Ltd.(a)	$3,821,773
692,407	Athabasca Oil Sands Corp.(b)	12,685,374
141,320	Baytex Energy Corp.(a)	8,124,605
1,590,562	BlackPearl Resources, Inc.(b)	12,542,596
109,847	Bonavista Energy Corp.(a)	3,367,349
61,095	Bonterra Energy Corp.	3,897,065
229,815	Canadian Natural Resources Ltd.	10,002,889
560,344	Canadian Oil Sands Ltd.(a)	17,472,253
344,476	Cenovus Energy, Inc.	12,728,741
6,153,540	Connacher Oil and Gas Ltd.(b)	7,748,691
71,586	Crescent Point Energy Corp.(a)	3,466,806
316,211	Daylight Energy Ltd.(a)	3,253,985
173,163	Enbridge Income Fund Holdings, Inc.	3,647,889
242,404	Enerplus Corp.(a)	7,851,202
156,625	Freehold Royalties Ltd.(a)	3,456,306
195,874	Husky Energy, Inc.(a)	5,994,389
283,134	Imperial Oil Ltd.(a)	14,062,453
3,566,330	Ivanhoe Energy, Inc.(a) (b)	8,061,375
86,891	Keyera Corp.(a)	3,763,169
240,800	MEG Energy Corp.(b)	12,737,782
248,452	NAL Energy Corp.(a)	3,015,736
224,137	Nexen, Inc.	5,170,524
139,222	Pembina Pipeline Corp.(a)	3,522,043
239,812	Pengrowth Energy Corp.(a)	3,163,335
194,392	Penn West Petroleum Ltd.	5,028,088
814,103	Perpetual Energy, Inc.(a)	3,142,638
233,147	Petrobank Energy & Resources Ltd.(b)	4,131,841
167,609	Peyto Exploration & Development Corp.(a)	3,643,335
389,278	Provident Energy Ltd.(a)	3,575,966
5,937,300	Southern Pacific Resource Corp.(a) (b)	10,356,647
359,657	Suncor Energy, Inc.(a)	15,015,870
251,784	Veresen, Inc.(a)	3,778,644
69,488	Vermilion Energy, Inc.(a)	3,649,940
153,539	Zargon Oil & Gas Ltd.(a)	3,500,724
	(Cost $227,072,688)	229,382,023

	Investments of Collateral for Securities Loaned – 46.1%
105,719,969	BNY Mellon Securities Lending Overnight Fund, 0.157%(c) (d)
	(Cost $105,719,969)	$105,719,969

	Total Investments – 146.0%
	(Cost $332,792,657)	335,101,992
	Liabilities in excess of Other Assets – (46.0%)	(105,532,186)
	Net Assets – 100.0%	$229,569,806

(a)	Security, or portion thereof, was on loan at May 31, 2011.

(b)	Non-income producing security.

(c)	At May 31, 2011, the total market value of the Fund’s securities on loan was $100,773,980 and the total market value of the collateral held by the Fund was $105,719,969.

(d)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

Annual Report | May 31, 2011 | 25

Portfolio of Investments continued

TAO | Guggenheim China Real Estate ETF

Number of Shares	Description	Value

	Long-Term Investments - 99.1%
	Common Stocks – 99.1%
	Diversified – 12.4%
84,500	Swire Pacific Ltd., Class A	$1,302,683
195,000	Swire Pacific Ltd., Class B	566,638
206,000	Wharf Holdings Ltd.	1,516,371
		3,385,692

	Financial – 86.7%
286,000	Agile Property Holdings Ltd.(a)	492,022
224,000	Beijing Capital Land Ltd.	72,867
512,000	Champion Real Estate Investment Trust, REIT	292,291
93,000	Cheung Kong Holdings Ltd.	1,455,246
710,000	China Overseas Land & Investment Ltd.	1,484,368
432,000	China Resources Land Ltd.	776,522
112,000	Chinese Estates Holdings Ltd.	198,440
1,261,000	Country Garden Holdings Co.	557,746
10,312	E-House China Holdings Ltd., ADR	108,276
1,020,000	Evergrande Real Estate Group Ltd.(a)	718,693
746,000	Franshion Properties China Ltd.	226,367
586,000	Glorious Property Holdings Ltd.(b)	170,282
66,000	Great Eagle Holdings Ltd.	231,245
131,000	Greentown China Holdings Ltd.	136,433
220,400	Guangzhou R&F Properties Co. Ltd.	306,621
183,000	Hang Lung Group Ltd.	1,185,890
289,000	Hang Lung Properties Ltd.	1,203,942
200,000	Henderson Land Development Co. Ltd.	1,357,772
205,000	Hongkong Land Holdings Ltd.	1,519,050
138,000	Hopewell Holdings Ltd.	432,057
126,000	Hopson Development Holdings Ltd.(a)	116,807
134,000	Hysan Development Co. Ltd.	660,744
439,000	Kaisa Group Holdings Ltd.(b)	167,078
143,000	Kerry Properties Ltd.	729,944
260,000	KWG Property Holding Ltd.	185,871
439,000	Link Real Estate Investment Trust, REIT	1,492,976
269,500	Longfor Properties Co. Ltd.	426,906
355,600	New World China Land Ltd.	131,222
531,000	New World Development Ltd.	905,317
365,000	Poly Hong Kong Investments Ltd.(a)	257,649
1,762,000	Renhe Commercial Holdings Co. Ltd.(a)	314,908
438,000	Shenzhen Investment Ltd.	137,413
318,500	Shimao Property Holdings Ltd.	424,260
559,300	Shui On Land Ltd.	247,381
222,000	Shun Tak Holdings Ltd.	149,856
562,000	Sino Land Co. Ltd.	988,519
885,000	Sino-Ocean Land Holdings Ltd.	468,817
406,000	Soho China Ltd.(a)	349,755
81,000	Sun Hung Kai Properties Ltd.	1,261,223
212,000	Tian An China Investment	140,925
812,000	United Energy Group Ltd.(a) (b)	144,078
178,000	Wheelock & Co. Ltd.	743,817
145,000	Yanlord Land Group Ltd. (Singapore)	157,398
1,092,000	Yuexiu Property Co. Ltd.(b)	228,862
		23,757,856

	Total Common Stocks – 99.1%
	(Cost $27,444,405)	27,143,548

	Investments of Collateral for Securities Loaned – 8.8%
2,430,365	BNY Mellon Securities Lending Overnight Fund, 0.157%(c) (d)
	(Cost $2,430,365)	2,430,365

	Total Investments – 107.9%
	(Cost $29,874,770)	29,573,913
	Liabilities in excess of Other Assets – (7.9%)	(2,177,362)
	Net Assets – 100.0%	$27,396,551

ADR – American Depositary Receipt

REIT – Real Estate Investment Trust

(a)	Security, or portion thereof, was on loan at May 31, 2011.

(b)	Non-income producing security.

(c)	At May 31, 2011, the total market value of the Fund’s securities on loan was $2,242,401 and the total market value of the collateral held by the Fund was $2,430,365.

(d)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

26 | Annual Report | May 31, 2011

Portfolio of Investments continued

HAO | Guggenheim China Small Cap ETF

Number of Shares	Description	Value

	Long-Term Investments – 98.8%
	Common Stocks – 98.8%
	Basic Materials – 12.6%
4,394,000	China BlueChemical Ltd.	$3,502,793
4,058,000	China Forestry Holdings Co. Ltd.(a) (b)	–
2,932,000	China Lumena New Materials Corp.(c)	1,300,606
3,283,000	China Molybdenum Co. Ltd.(c)	2,895,728
2,032,000	China Oriental Group Co. Ltd.	809,931
1,134,000	China Qinfa Group Ltd.(b)	590,515
2,215,000	China Vanadium Titano – Magnetite Mining Co. Ltd.(b)	823,066
1,924,000	Dongyue Group	1,974,107
1,768,000	Fufeng Group Ltd.(c)	1,250,281
4,068,000	Hunan Non-Ferrous Metal Corp. Ltd.(b) (c)	1,542,999
4,325,000	Lee & Man Paper Manufacturing Ltd.(c)	2,624,768
714,000	Lingbao Gold Co. Ltd.	544,397
4,278,000	Maanshan Iron & Steel	2,068,195
2,700,000	Minmetals Resources Ltd.(b)	2,034,343
1,072,500	Real Gold Mining Ltd.(a)(c)	1,221,782
787,000	Shandong Chenming Paper Holdings Ltd.	575,771
10,706,000	Shougang Concord International Enterprises Co. Ltd.(b)	1,197,593
4,394,000	Sinofert Holdings Ltd.	2,045,180
5,792,000	Sinopec Shanghai Petrochemical Co. Ltd.(b)	2,740,559
3,514,000	Sinopec Yizheng Chemical Fibre Co. Ltd.	1,310,275
1,898,000	Xinjiang Xinxin Mining Industry Co. Ltd.(c)	1,088,413
3,325,500	Yingde Gases	3,005,904
580,000	Yip’s Chemical Holdings Ltd.	703,238
1,082,000	Youyuan International Holdings Ltd.(b)	580,131
2,170,500	Zhaojin Mining Industry Co. Ltd.(c)	4,984,298
		41,414,873

	Communications – 5.3%
130,182	AsiaInfo-Linkage, Inc.(b) (c)	2,334,163
1,504,000	BYD Electronic International Co. Ltd.	773,518
4,964,000	China Communications Services Corp. Ltd.	3,184,895
3,348,000	China Wireless Technologies Ltd.	809,294
1,791,900	Comba Telecom Systems Holdings Ltd.(c)	1,986,021
212,745	Giant Interactive Group, Inc., ADR(c)	1,727,489
85,410	Shanda Interactive Entertainment Ltd., ADR(b) (c)	3,705,086
1,449,000	TCL Communication Technology Holdings Ltd.	1,166,287
5,380,000	VODone Ltd.	1,514,918
		17,201,671

	Consumer, Cyclical – 18.0%
1,501,000	361 Degrees International Ltd.(c)	1,024,797
1,906,000	Anta Sports Products Ltd.(c)	3,577,985
758,000	Baoye Group Co. Ltd.	519,468
5,352,000	Bosideng International Holdings Ltd.	1,541,441
8,252,000	Chigo Holding Ltd.	870,033
7,978,000	China Dongxiang Group Co.	2,564,465
3,876,000	China Eastern Airlines Corp. Ltd.(b) (c)	1,724,339
5,373,000	China Hongxing Sports Ltd.(a)	467,463
1,340,000	China Lilang Ltd.	1,884,885
4,916,000	China Southern Airlines Co. Ltd.(b) (c)	2,547,298
6,708,000	China Travel International Investments	1,224,741
1,791,000	Digital China Holdings Ltd.	3,408,161
2,569,000	Great Wall Motor Co. Ltd.(c)	3,600,422
1,769,000	Haier Electronics Group Co. Ltd.(b)	2,163,073
4,296,000	Hengdeli Holdings Ltd.	2,518,790
1,035,000	Hisense Kelon Electrical Holdings Co. Ltd.(b)	488,393
50,497	Home Inns & Hotels Management, Inc., ADR(b) (c)	2,063,812
2,008,000	Huiyin Household Appliances Holdings Co. Ltd.	472,474
1,622,000	Intime Department Store Group Co. Ltd.(c)	2,878,013
1,208,000	Little Sheep Group Ltd.	966,096
2,348,000	Maoye International Holdings Ltd.	1,195,518
1,412,000	Minth Group Ltd.	1,909,911
6,590,000	PCD Stores Group Ltd.	1,745,482
2,045,000	Peak Sport Products Co. Ltd.(c)	1,490,868
830,500	Ports Design Ltd.	2,131,390
4,150,000	Pou Sheng International Holdings Ltd.(b)	741,696
1,856,000	Qingling Motors Co. Ltd.	589,437
3,502,000	Shanghai Jin Jiang International Hotels Group Co. Ltd.	702,431
887,000	Shenzhou International Group Holdings Ltd.	1,165,567
1,657,000	Sinotruk Hong Kong Ltd.(c)	1,250,614
1,314,000	TCL Multimedia Technology Holdings Ltd.(b)	513,608
1,030,000	Weiqiao Textile Co.	782,686
1,319,500	Wumart Stores, Inc.	3,033,470
1,012,000	Xinhua Winshare Publishing and Media Co. Ltd.	554,310
1,359,000	XTEP International Holdings	1,043,173
2,347,000	Ying LI International Real Estate Ltd.(b)	712,969
1,448,000	Zhongsheng Group Holdings Ltd.(c)	2,833,649
		58,902,928

	Consumer, Non-cyclical – 18.3%
19,457	51job, Inc., ADR(b)	1,111,189
1,208,000	Anhui Expressway Co.	1,008,032
3,964,000	Anxin-China Holdings Ltd.(b)	988,777
1,469,000	Asian Citrus Holdings Ltd.	1,624,363
2,032,000	BaWang International Group Holding Ltd.(c)	501,635
453,000	Beijing Jingkelong Co. Ltd.	596,432
528,000	China Fishery Group Ltd.	645,858
1,788,000	China Foods Ltd.(c)	1,296,610
1,164,000	China Green Holdings Ltd.(c)	941,383
1,313,000	China Huiyuan Juice Group Ltd.	813,719

See notes to financial statements.

Annual Report | May 31, 2011 | 27

Portfolio of Investments continued

HAO | Guggenheim China Small Cap ETF (continued)

Number of Shares	Description	Value

	Consumer, Non-cyclical (continued)
61,770	China Medical Technologies, Inc., ADR(b) (c)	$617,082
1,035,000	China Minzhong Food Corp. Ltd.(b) (c)	1,349,872
1,878,000	China Pharmaceutical Group Ltd.	941,723
582,000	China Shineway Pharmaceutical Group Ltd.	1,375,407
2,714,000	China Tontine Wines Group Ltd.	495,520
11,320,000	CP Pokphand Co.	1,426,380
2,632,000	Dalian Port PDA Co. Ltd.(c)	964,481
946,000	Dynasty Fine Wines Group Ltd.	294,354
4,764,000	Global Bio-Chem Technology Group Co. Ltd.	1,292,460
562,000	Guangzhou Pharmaceutical Co. Ltd.	593,979
1,618,000	GZI Transport Ltd.	859,194
492,000	Hsu Fu Chi International Ltd.	1,570,319
1,924,000	Hua Han Bio-Pharmaceutical Holdings Ltd.	581,347
3,024,000	Jiangsu Expressway Co. Ltd.	3,157,189
882,000	Lianhua Supermarket Holdings Co. Ltd.	2,120,669
2,220,000	Lijun International Pharmaceutical Holding Ltd.	485,249
170,015	Mindray Medical International Ltd., ADR(c)	4,938,936
1,525,000	People’s Food Holdings Ltd.	951,233
1,333,000	Ruinian International Ltd.	930,664
404,000	Shandong Luoxin Pharmacy Stock Co. Ltd.	470,622
1,442,000	Shenguan Holdings Group Ltd.	1,954,198
1,866,000	Shenzhen Expressway Co. Ltd.	1,238,010
26,805,000	Shenzhen International Holdings Ltd.	2,240,227
2,222,000	Sichuan Expressway Co. Ltd.	1,297,068
974,000	Silver Base Group Holdings Ltd.(c)	916,712
56,984	Simcere Pharmaceutical Group, ADR(b)	678,110
5,816,000	Sino Biopharmaceutical	2,116,282
642,000	Tong Ren Tang Technologies Co. Ltd.	619,097
706,000	Tsingtao Brewery Co. Ltd.	4,130,274
2,396,000	Uni-President China Holdings Ltd.(c)	1,666,659
972,000	United Laboratories International Holdings Ltd.	1,577,206
949,000	Vinda International Holdings Ltd.(c)	1,123,799
135,379	WuXi PharmaTech Cayman, Inc., ADR(b)	2,470,667
3,564,000	Zhejiang Expressway Co. Ltd.	2,804,477
		59,777,464

	Diversified – 1.6%
6,718,000	Citic Resources Holdings Ltd.(b) (c)	1,312,945
6,080,000	Guangdong Investment Ltd.	3,095,719
1,202,000	Tianjin Development Holdings Ltd.(b)	848,476
		5,257,140

	Energy – 0.8%
1,286,000	CIMC Enric Holdings Ltd.(b) (c)	464,633
2,386,000	Hidili Industry International Development Ltd.	2,086,134
		2,550,767

	Financial – 13.2%
2,588,000	Beijing Capital Land Ltd.	841,875
1,816,000	Beijing North Star Co. Ltd.	420,292
2,899,000	China Aoyuan Property Group Ltd.	514,387
1,912,000	China Everbright Ltd.	3,972,757
3,025,000	China SCE Property Holdings Ltd.	812,895
4,952,000	China South City Holdings Ltd.	821,359
119,536	E-House China Holdings Ltd., ADR(c)	1,255,128
4,246,500	Fantasia Holdings Group Co. Ltd.	666,122
8,454,000	Franshion Properties China Ltd.(c)	2,565,293
6,866,000	Glorious Property Holdings Ltd. (c)	1,995,148
1,478,500	Greentown China Holdings Ltd.	1,539,817
2,528,800	Guangzhou R&F Properties Co. Ltd.(c)	3,518,070
5,076,000	Kaisa Group Holdings Ltd.(b) (c)	1,931,862
2,935,500	KWG Property Holding Ltd.	2,098,552
2,241,000	Mingfa Group International Co. Ltd.(c)	737,640
4,139,000	Poly Hong Kong Investments Ltd.(c)	2,921,666
3,439,000	Powerlong Real Estate Holdings Ltd.	1,017,004
20,124,000	Renhe Commercial Holdings Co. Ltd.	3,596,598
14,715,000	Shanghai Zendai Property Ltd.	465,434
5,006,000	Shenzhen Investment Ltd.	1,570,520
4,630,500	Soho China Ltd.(c)	3,989,013
9,372,000	United Energy Group Ltd.(b)	1,662,931
1,686,000	Yanlord Land Group Ltd. (Singapore)	1,830,159
12,358,000	Yuexiu Property Co. Ltd.(b)	2,589,993
		43,334,515

	Industrial – 23.0%
1,048,500	Asia Cement China Holdings Corp.	821,010
4,948,000	AviChina Industry & Technology Co. Ltd.(b)	3,289,145
2,908,500	BBMG Corp.	4,360,441
4,708,000	Beijing Capital International Airport Co. Ltd.(b)	2,221,597
1,604,000	Chiho-Tiande Group Ltd.	1,276,609
4,872,000	China Aerospace International Holdings Ltd.	551,255
1,334,000	China Automation Group Ltd.	941,653
82,504	China Digital TV Holding Co. Ltd., ADR	504,100
4,690,000	China Everbright International Ltd.	2,002,044
1,516,000	China High Precision Automation Group Ltd.	1,167,586
1,878,000	China Liansu Group Holdings Ltd.(c)	1,581,611
1,085,400	China Metal Recycling Holdings Ltd.	1,510,010
2,894,000	China National Materials Co. Ltd.	2,712,619
4,810,000	China Shanshui Cement Group Ltd.	5,195,019
9,319,000	China Shipping Container Lines Co. Ltd.(b)	3,534,713
3,316,000	China State Construction International Holdings Ltd.(c)	3,572,904
3,492,000	China Zhongwang Holdings Ltd.(c)	1,486,158
2,738,000	Chongqing Machinery & Electric Co. Ltd.	894,190

See notes to financial statements.

28 | Annual Report | May 31, 2011

Portfolio of Investments continued

HAO | Guggenheim China Small Cap ETF (continued)

Number of Shares	Description	Value

	Industrial (continued)
1,530,000	Cosco International Holdings Ltd.	$981,646
844,800	Dongfang Electric Corp. Ltd.	3,112,012
1,010,000	First Tractor Co. Ltd.	1,244,084
2,458,000	Fook Woo Group Holdings Ltd.(b)	755,340
3,550,000	Guangshen Railway Co. Ltd.(c)	1,428,682
384,000	Guangzhou Shipyard International Co. Ltd.	696,167
581,000	Hainan Meilan International Airport Co. Ltd.	649,917
1,240,000	Haitian International Holdings Ltd.	1,658,127
1,664,000	Harbin Power Equipment Co. Ltd.	1,919,148
2,768,000	Honghua Group Ltd.(b)	316,752
1,130,500	International Mining Machinery Holdings Ltd.	1,235,527
2,170,000	Kingboard Laminates Holdings Ltd.	1,861,008
7,138,000	Metallurgical Corp. of China Ltd.	2,872,656
5,086,000	NVC Lighting Holdings Ltd.	2,615,767
2,132,000	Sany Heavy Equipment International Holdings Co. Ltd.(c)	2,538,405
2,679,000	Shengli Oil&Gas Pipe Holdings Ltd.	506,352
4,429,000	Sinotrans Ltd.	1,076,292
3,166,000	Sinotrans Shipping Ltd.	964,766
1,479,000	Sound Global Ltd.	886,597
311,597	Suntech Power Holdings Co. Ltd., ADR(b) (c)	2,530,168
12,102,000	Tianjin Port Development Holdings Ltd.(c)	2,614,142
1,692,000	Tianneng Power International Ltd.(c)	757,081
1,190,000	Wasion Meters Group Ltd.(c)	634,977
1,138,000	Zhuzhou CSR Times Electric Co. Ltd.	3,884,808
		75,363,085

	Technology – 4.0%
16,838,000	Apollo Solar Energy Technology Holdings Ltd.(b)	952,590
62,346	Camelot Information Systems, Inc., ADR(b)	1,152,778
1,777,000	China ITS Holdings Co. Ltd.(b)	728,855
5,328,000	Citic 21CN Co. Ltd.(b)	678,207
1,162,000	Great Wall Technology Co. Ltd.	521,428
2,174,000	Ju Teng International Holdings Ltd.	623,343
1,612,000	Kingsoft Corp. Ltd.	872,589
50,012,000	Semiconductor Manufacturing International Corp.(b) (c)	4,244,054
3,352,000	TPV Technology Ltd.	1,969,622
2,311,500	Travelsky Technology Ltd.	1,408,753
		13,152,219

	Utilities – 2.0%
3,954,000	China Power International Development Ltd.(c)	960,862
1,110,000	China Resources Gas Group Ltd.	1,575,632
8,278,000	Datang International Power Generation Co. Ltd.(c)	3,107,929
3,540,000	Huadian Power International Co.(b) (c)	791,982
		6,436,405

	Total Common Stocks – 98.8%
	(Cost $336,522,033)	323,391,067

	Rights – 0.0%*
	Industrial – 0.0%
2,114,400	Citic Resources Holdings Ltd.(b) (c)
	(Cost $0)	31,808

	Total Long-Term Investments – 98.8%
	(Cost $336,522,033)	323,422,875

	Investments of Collateral for Securities Loaned – 17.9%
58,473,488	BNY Mellon Securities Lending Overnight Fund, 0.157%(d) (e)
	(Cost $58,473,488)	58,473,488

	Total Investments – 116.7%
	(Cost $394,995,521)	381,896,363
	Liabilities in excess of Other Assets – (16.7%)	(54,523,352)
	Net Assets – 100.0%	$327,373,011

ADR – American Depositary Receipt

*	Represents less than 0.1% of net assets.

(a)
Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees. The total market value of such securities is $1,689,245 which represents 0.5% of net assets applicable to common shares.

(b)	Non-income producing security.

(c)	Security, or portion thereof, was on loan at May 31, 2011.

(d)	At May 31, 2011, the total market value of the Fund’s securities on loan was $54,485,352 and the total market value of the collateral held by the Fund was $58,473,488.

(e)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

Annual Report | May 31, 2011 | 29

Portfolio of Investments continued

FRN | Guggenheim Frontier Markets ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.5%
	Common Stocks – 87.0%
	Argentina – 6.9%
64,782	Banco Macro SA, ADR	$2,102,824
67,979	BBVA Banco Frances SA, ADR	605,693
59,552	Cresud SACIF y A, ADR	1,039,182
37,437	Grupo Clarin, Class B, GDR(a)	371,375
162,282	Grupo Financiero Galicia SA, ADR	1,885,717
51,352	IRSA Inversiones y Representaciones SA, ADR	667,063
83,035	Pampa Energia SA, ADR	1,213,141
59,178	Petrobras Argentina SA, ADR	1,235,045
148,861	Telecom Argentina SA, ADR	3,587,550
		12,707,590

	Chile – 28.4%
68,126	Banco de Chile, ADR(b)	6,118,396
77,310	Banco Santander Chile, ADR(b)	6,964,858
44,450	Cia Cervecerias Unidas SA, ADR	2,586,990
137,807	Corpbanca, ADR(b)	3,486,517
200,499	Empresa Nacional de Electricidad SA, ADR(b)	11,075,565
471,693	Enersis SA, ADR	10,235,738
322,527	Lan Airlines SA, ADR(b)	9,262,976
42,779	Vina Concha y Toro SA, ADR(b)	2,250,175
		51,981,215

	Colombia – 9.3%
374,951	Ecopetrol SA, ADR(b)	17,049,022

	Czech Republic – 3.8%
85,984	Komercni Banka AS, GDR(a)	6,896,777

	Egypt – 10.2%
1,015,398	Commercial International Bank Egypt SAE, GDR(b)	5,432,379
287,715	Egyptian Financial Group-Hermes Holding, GDR(b)	2,100,320
132,118	Orascom Construction Industries, GDR(b)	5,893,784
987,973	Orascom Telecom Holding SAE, GDR(b) (c)	3,413,447
135,417	Telecom Egypt, GDR(b)	1,944,588
		18,784,518

	Georgia – 0.8%
87,822	Bank of Georgia JSC, GDR(c)	1,536,885

	Kazakhstan – 5.2%
240,177	Halyk Savings Bank of Kazakhstan JSC, GDR(b) (c)	2,233,646
283,336	KazMunaiGas Exploration Production, GDR	6,105,891
110,486	Zhaikmunai, LP, GDR(c)	1,215,346
		9,554,883

	Lebanon – 3.3%
284,086	Banque Audi sal- Audi Saradar Group, GDR	2,130,645
41,663	BLOM Bank SAL, GDR	362,468
191,000	Solidere, GDR(b)	3,489,570
		5,982,683

	Nigeria – 3.1%
909,919	Guaranty Trust Bank PLC, GDR(b)	5,668,795

	Oman – 1.6%
390,734	BankMuscat SAOG, GDR(a)	2,926,598

	Pakistan – 2.4%
248,817	Oil & Gas Development Co. Ltd., GDR(a)(b)	4,351,809

	Peru – 5.1%
211,338	Cia de Minas Buenaventura SA, ADR	9,324,232

	Poland – 4.4%
1,229,412	Telekomunikacja Polska SA, GDR(a)(b)	8,064,943

	Qatar – 1.2%
561,167	Commercial Bank of Qatar, GDR(a)(b)	2,227,833

	Ukraine – 1.3%
28,681	Avangardco Investments Public Ltd., GDR(c)	516,257
105,160	MHP SA, GDR(c)	1,863,435
		2,379,692

	Total Common Stocks – 87.0%
	(Cost $162,149,333)	159,437,475

	Preferred Stocks – 12.5%
	Argentina – 0.7%
49,789	Nortel Inversora SA, Class B, ADR(c)	1,353,265

	Chile – 6.9%
81,467	Embotelladora Andina SA, Class B, ADR(b)	2,321,809
164,721	Sociedad Quimica y Minera de Chile SA, ADR	10,306,593
		12,628,402

	Colombia – 4.9%
133,450	BanColombia SA, ADR	8,894,443

	Total Preferred Stocks – 12.5%
	(Cost $19,865,689)	22,876,110

	Total Long-Term Investments – 99.5%
	(Cost $182,015,022)	182,313,585

See notes to financial statements.

30 | Annual Report | May 31, 2011

Portfolio of Investments continued

FRN | Guggenheim Frontier Markets ETF (continued)

Number of Shares	Description	Value

	Investments of Collateral for Securities Loaned – 16.7%
30,677,117	BNY Mellon Securities Lending Overnight Fund, 0.157%(d) (e)
	(Cost $30,677,117)	$30,677,117

	Total Investments – 116.2%
	(Cost $212,692,139)	212,990,702
	Liabilities in excess of Other Assets – (16.2%)	(29,667,077)
	Net Assets – 100.0%	$183,323,625

ADR – American Depositary Receipt

AS – Joint Stock Company

GDR – Global Depositary Receipt

JSC – Joint Stock Company

LP – Limited Partnership

PLC – Public Limited Company

SA – Corporation

SAE – Corporation

SAL – Joint Stock Company

SAOG – Joint Stock Company

(a)	Security is valued in accordance with Fair Valuation procedures established in good faith by the Board of Trustees.
The total market value of such securities is $24,839,335 which represents 13.5% of net assets.

(b)	Security, or portion thereof, was on loan at May 31, 2011.

(c)	Non-income producing security.

(d)	At May 31, 2011, the total market value of the Fund’s securities on loan was $29,672,132 and the total market value of the collateral held by the Fund was $30,677,117.

(e)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

Annual Report | May 31, 2011 | 31

Portfolio of Investments continued

HGI | Guggenheim International Multi-Asset Income ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.0%
	Common Stocks – 83.9%
	Argentina – 0.9%
7,585	Banco Macro SA, ADR	$246,209
72,135	BBVA Banco Frances SA, ADR	642,723
		888,932

	Australia – 4.4%
68,698	Amcor Ltd.	529,244
22,129	Australia & New Zealand Banking Group Ltd.	521,816
13,658	BHP Billiton Ltd.	645,584
80,243	Foster’s Group Ltd.	371,938
23,621	National Australia Bank Ltd.	666,485
348,213	Telstra Corp. Ltd.	1,120,536
25,575	Westpac Banking Corp.	603,075
		4,458,678

	Austria – 0.5%
38,485	Telekom Austria AG	497,934

	Bermuda – 0.3%
9,500	Jardine Strategic Holdings Ltd.	283,670

	Brazil – 1.5%
31,052	Cia Siderurgica Nacional SA, ADR	442,181
13,041	CPFL Energia SA, ADR(a)	1,144,087
		1,586,268

	Canada – 7.2%
19,355	Baytex Energy Corp.	1,117,170
83,404	Enerplus Corp.(a)	2,705,626
85,330	Pengrowth Energy Corp.	1,125,503
92,755	Penn West Petroleum Ltd.	2,404,210
		7,352,509

	Channel Islands – 0.8%
802	Randgold Resources Ltd.	66,200
5,039	Shire PLC	158,995
46,777	WPP PLC	582,834
		808,029

	Chile – 2.6%
11,343	Administradora de Fondos de Pensiones Provida SA, ADR	888,497
6,862	Banco de Chile, ADR(a)	616,276
4,435	Banco Santander Chile, ADR(a)	399,549
6,491	Cia Cervecerias Unidas SA, ADR	377,776
6,231	Empresa Nacional de Electricidad SA, ADR	344,201
		2,626,299

	China – 6.4%
6,334	China Life Insurance Co. Ltd., ADR	332,852
127,500	China Mobile Ltd.	1,164,762
3,376	China Petroleum & Chemical Corp., ADR	337,094
1,408	CNOOC Ltd., ADR	352,817
2,284,000	Guangshen Railway Co. Ltd.(a)	919,185
1,110,000	Lenovo Group Ltd.	653,659
272,000	New World Development Ltd.	463,741
3,102	PetroChina Co. Ltd., ADR(a)	447,060
490,000	Sino Land Co. Ltd.	861,876
64,000	Swire Pacific Ltd., Class A	986,647
		6,519,693

	Colombia – 0.4%
8,292	Ecopetrol SA, ADR(a)	377,037

	Finland – 1.3%
10,263	Metso OYJ	591,049
37,175	UPM-Kymmene OYJ	700,100
		1,291,149

	France – 5.9%
45,634	AXA SA	973,555
7,721	BNP Paribas	601,826
8,864	Danone	649,250
35,668	France Telecom SA	815,293
3,300	L’Oreal SA	414,775
15,800	Sanofi-Aventis SA	1,249,728
11,416	Sodexo	878,022
8,281	Total SA	476,548
		6,058,997

	Germany – 4.6%
2,754	Aixtron AG	109,767
6,265	Allianz SE	866,251
6,153	Deutsche Bank AG(a)	366,339
67,238	Deutsche Telekom AG	998,511
14,933	E.ON AG	423,665
4,373	Fresenius Medical Care AG & Co. KGaA	316,469
6,247	Henkel AG & Co. KGaA	361,652
8,426	RWE AG	490,949
5,338	Siemens AG	713,673
		4,647,276

	Greece – 0.4%
14,769	Coca-Cola Hellenic Bottling Co. SA, ADR(a)	372,179

See notes to financial statements.

32 | Annual Report | May 31, 2011

Portfolio of Investments continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number of Shares	Description	Value

	India – 0.7%
7,763	ICICI Bank Ltd., ADR	$370,218
21,964	Wipro Ltd., ADR(a)	303,762
		673,980

	Indonesia – 0.8%
25,603	Indosat TBK PT, ADR(a)	777,051

	Israel – 5.1%
463,045	ALON Holdings Blue Square Israel Ltd., ADR(a)	4,102,579
66,560	Partner Communications Co. Ltd., ADR	1,124,198
		5,226,777

	Italy – 1.3%
11,372	Luxottica Group SpA	362,934
701,187	Telecom Italia SpA	993,410
		1,356,344

	Japan – 3.7%
7,200	Advantest Corp.	134,180
17,300	Canon, Inc.	831,567
19,000	Kubota Corp.	171,196
140,500	Mitsubishi UFJ Financial Group, Inc.	648,541
3,300	Nidec Corp.	298,154
21,800	Nomura Real Estate Holdings, Inc.	336,231
526	NTT DoCoMo, Inc.	982,851
2,150	ORIX Corp.	205,367
6,700	Sony Corp.	178,386
		3,786,473

	Luxembourg – 0.8%
16,174	ArcelorMittal(a)	538,859
11,753	Subsea 7 SA	311,502
		850,361

	Mexico – 2.3%
22,057	Grupo Aeroportuario del Pacifico SAB de CV, ADR	900,587
24,422	Telefonos de Mexico SAB de CV, Class A, ADR	433,979
56,501	Telefonos de Mexico SAB de CV, ADR(a)	1,009,108
		2,343,674

	Netherlands – 3.0%
8,363	Heineken NV	502,787
46,502	Koninklijke Ahold NV	662,362
11,464	Koninklijke DSM NV	766,927
37,721	Koninklijke KPN NV	553,393
55,762	STMicroelectronics NV(a)	622,309
		3,107,778

	Norway – 0.4%
7,041	Yara International ASA	422,820

	Philippines – 0.8%
14,651	Philippine Long Distance Telephone Co., ADR	795,256

	Portugal – 2.0%
123,996	EDP – Energias de Portugal SA(a)	460,793
141,438	Portugal Telecom SGPS SA(a)	1,543,284
		2,004,077

	Singapore – 0.6%
239,000	Singapore Telecommunications Ltd.	621,483

	South Africa – 0.4%
7,791	Sasol Ltd., ADR	417,754

	Spain – 2.3%
97,827	Banco Bilbao Vizcaya Argentaria SA	1,141,261
70,324	Banco Espanol de Credito SA(a)	601,532
25,965	Telefonica SA	629,898
		2,372,691

	Sweden – 1.5%
15,416	Atlas Copco AB, Class A	404,693
15,416	Atlas Copco AB(b)	12,418
17,098	SKF AB, Class A	509,414
44,132	Telefonaktiebolaget LM Ericsson	631,732
		1,558,257

	Switzerland – 4.9%
18,171	Credit Suisse Group AG(b)	780,188
17,855	Novartis AG	1,151,395
7,068	Roche Holding AG	1,324,266
2,638	Swisscom AG	1,213,684
1,441	Syngenta AG(b)	497,735
		4,967,268

	United Kingdom – 15.8%
12,001	ARM Holdings PLC	113,086
41,539	Associated British Foods PLC	736,357
18,803	AstraZeneca PLC	983,398
97,669	BAE Systems PLC	530,824
11,865	British American Tobacco PLC	531,585
414,680	BT Group PLC	1,370,545
9,033	Carnival PLC	362,924
212,476	Centrica PLC	1,112,475
32,947	GlaxoSmithKline PLC	715,824
15,555	Imperial Tobacco Group PLC	557,116
27,956	Intercontinental Hotels Group PLC	595,883
49,806	Invensys PLC	253,968

See notes to financial statements.

Annual Report | May 31, 2011 | 33

Portfolio of Investments continued

HGI | Guggenheim International Multi-Asset Income ETF (continued)

Number of Shares	Description	Value

	United Kingdom (continued)
493,702	Legal & General Group PLC	$951,565
82,282	Marks & Spencer Group PLC	540,238
78,420	National Grid PLC	808,012
125,378	Reed Elsevier PLC	1,137,076
15,899	Royal Dutch Shell PLC	575,455
34,753	Smith & Nephew PLC	387,255
105,899	Spirent Communications PLC	268,603
149,104	Tesco PLC	1,028,423
15,512	Unilever PLC	503,235
66,629	United Utilities Group PLC	682,135
492,368	Vodafone Group PLC	1,369,193
		16,115,175

	United States – 0.3%
15,366	News Corp., Class B	284,567

	Total Common Stocks – 83.9%
	(Cost $78,865,860)	85,450,436

	Preferred Stocks – 2.9%
	Brazil – 2.2%
25,031	Banco Bradesco SA, ADR	498,617
14,715	Cia de Bebidas das Americas, ADR	464,111
29,758	Telecomunicacoes de Sao Paulo SA, ADR(a)	870,124
21,960	Ultrapar Participacoes SA, ADR	393,743
		2,226,595

	Chile – 0.3%
13,719	Embotelladora Andina SA, Class A, ADR	333,372

	Colombia – 0.4%
6,512	BanColombia SA, ADR	434,025

	Total Preferred Stocks – 2.9%
	(Cost $2,720,344)	2,993,992

	Royalty Trust – 2.5%
	United States – 2.5%
154,446	Whiting USA Trust I(a)
	(Cost $2,836,127)	2,596,237

	Closed End Funds – 9.7%
49,220	AllianceBernstein Global High Income Fund, Inc.	754,543
41,035	Clough Global Equity Fund	620,449
47,423	Clough Global Opportunities Fund	656,334
26,894	Macquarie Global Infrastructure Total Return Fund, Inc.	504,262
75,476	MFS Charter Income Trust	711,739
101,859	MFS Multimarket Income Trust	701,809
29,953	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	524,178
86,760	Nuveen Quality Preferred Income Fund	697,550
85,388	Nuveen Quality Preferred Income Fund II	739,460
101,031	Wells Fargo Advantage Global Dividend Opportunity Fund	1,047,691
47,843	Wells Fargo Advantage Multi-Sector Income Fund	741,567
25,106	Western Asset Emerging Markets Debt Fund, Inc.	482,286
35,057	Western Asset Emerging Markets Income Fund, Inc.(a)	489,746
33,112	Western Asset Global Corporate Defined Opportunity Fund, Inc.(a)	623,168
41,808	Western Asset Global High Income Fund, Inc.(a)	559,391
	(Cost $9,365,838)	9,854,173

	Total Long-Term Investments – 99.0%
	(Cost $93,788,169)	100,894,838

	Investments of Collateral for Securities Loaned – 12.6%
12,819,577	BNY Mellon Securities Lending Overnight Fund, 0.157%(c) (d)
	(Cost $12,819,577)	12,819,577

	Total Investments – 111.6%
	(Cost $106,607,746)	113,714,415
	Liabilities in excess of Other Assets – (11.6%)	(11,819,168)
	Net Assets – 100.0%	$101,895,247

AB – Stock Company

ADR – American Depositary Receipt

AG – Stock Corporation

ASA – Stock Company

KGaA – Limited Partnership

NV – Publicly Traded Company

OYJ – Public Traded Company

PLC – Public Limited Company

PT – Limited Liability Company

SA – Corporation

SpA – Limited Share Company

SE – Stock Corporation

SGPS – Holding Enterprise

SAB de CV – Publicly Traded Company

(a)	Security, or portion thereof, was on loan at May 31, 2011.

(b)	Non-income producing security.

(c)	At May 31, 2011, the total market value of the Fund’s securities on loan was $12,378,694 and the total market value of the collateral held by the Fund was $12,819,577.

(d)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

34 | Annual Report | May 31, 2011

Portfolio of Investments continued

SEA | Guggenheim Shipping ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.4%
	Common Stocks – 91.2%
	Bermuda – 25.0%
13,289	Frontline Ltd.(a)	$244,783
424,779	Golden Ocean Group Ltd.	443,643
22,317	Knightsbridge Tankers Ltd.(a)	469,773
45,500	Orient Overseas International Ltd.	354,232
893,000	Pacific Basin Shipping Ltd.	530,464
26,993	Ship Finance International Ltd.(a)	521,775
51,003	Tsakos Energy Navigation Ltd.	518,701
		3,083,371

	China – 7.2%
316,500	China COSCO Holdings Co. Ltd.(a)	291,373
795,000	China Shipping Container Lines Co. Ltd.(b)	301,545
292,000	China Shipping Development Co. Ltd.	297,728
		890,646

	Denmark – 7.8%
50	AP Moller – Maersk A/S, Class B	480,919
13,673	D/S Norden	486,975
		967,894

	Japan – 11.1%
135,000	Kawasaki Kisen Kaisha Ltd.	453,656
85,000	Mitsui OSK Lines Ltd.	454,087
124,000	Nippon Yusen KK	467,060
		1,374,803

	Liberia – 2.1%
75,661	Excel Maritime Carriers Ltd.(a) (b)	258,004

	Marshall Islands – 26.5%
27,683	Diana Shipping, Inc.(b)	318,078
69,979	DryShips, Inc.(a) (b)	283,765
87,898	Eagle Bulk Shipping, Inc.(a) (b)	253,146
28,581	Genco Shipping & Trading Ltd.(a) (b)	227,505
132,561	General Maritime Corp.(a)	224,028
85,017	Navios Maritime Holdings, Inc.(a)	453,140
32,448	Seaspan Corp.(a)	563,297
13,207	Teekay Shipping Corp.	443,095
54,578	Teekay Tankers Ltd., Class A(a)	503,755
		3,269,809

	Singapore – 7.8%
317,000	Cosco Corp. Singapore Ltd.	505,885
305,000	Neptune Orient Lines Ltd.	452,145
		958,030

	United States – 3.7%
16,501	Overseas Shipholding Group, Inc.(a)	450,642

	Total Common Stocks – 91.2%
	(Cost $13,108,376)	11,253,199

	Master Limited Partnerships – 8.2%
	Marshall Islands – 8.2%
28,007	Navios Maritime Partners, LP	534,934
13,358	Teekay LNG Partners, LP	476,346
	(Cost $827,310)	1,011,280

	Total Long-Term Investments – 99.4%
	(Cost $13,935,686)	12,264,479

	Investments of Collateral for Securities Loaned – 33.4%
4,128,963	BNY Mellon Securities Lending Overnight Fund, 0.157%(c) (d)
	(Cost $4,128,963)	4,128,963

	Total Investments – 132.8%
	(Cost $18,064,649)	16,393,442
	Liabilities in excess of Other Assets – (32.8%)	(4,049,944)
	Net Assets – 100.0%	$12,343,498

A/S – Limited Liability Stock Company or Stock Company

KK – Joint Stock Company

LP – Limited Partnership

(a)	Security, or portion thereof, was on loan at May 31, 2011.

(b)	Non-income producing security.

(c)	At May 31, 2011, the total market value of the Fund’s securities on loan was $3,944,098 and the total market value of the collateral held by the Fund was $4,128,963.

(d)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

Annual Report | May 31, 2011 | 35

Portfolio of Investments continued

CUT | Guggenheim Timber ETF

Number of Shares	Description	Value

	Long-Term Investments – 99.6%
	Common Stocks – 99.6%
	Australia – 1.1%
7,167,168	Gunns Ltd.(a)	$2,520,203

	Bermuda – 1.1%
91,966,000	China Grand Forestry Green Resources Group Ltd.(b)	2,495,011

	Brazil – 4.6%
673,982	Fibria Celulose SA, ADR	10,493,900

	Canada – 7.7%
314,889	Canfor Corp.(b)	3,601,146
439,777	Sino-Forest Corp.(a) (b)	8,746,971
101,744	West Fraser Timber Co. Ltd.	5,245,510
		17,593,627

	Finland – 8.7%
924,721	Stora ENSO OYJ, R Shares	10,329,271
508,562	UPM-Kymmene OYJ	9,577,521
		19,906,792

	Ireland – 4.6%
855,510	Smurfit Kappa Group PLC(b)	10,615,101

	Japan – 18.6%
2,139,500	Hokuetsu Kishu Paper Co. Ltd.(a)	12,667,399
468,200	Nippon Paper Group, Inc.	9,901,127
2,383,000	OJI Paper Co. Ltd.	10,589,156
1,083,900	Sumitomo Forestry Co. Ltd.	9,392,733
		42,550,415

	Portugal – 4.3%
2,803,551	Portucel Empresa Produtora de Pasta e Papel SA	9,713,225

	South Africa – 4.8%
1,114,268	Mondi Ltd.	10,883,924

	Spain – 4.0%
2,326,445	Grupo Empresarial Ence SA(a)	9,197,365

	Sweden – 8.7%
293,647	Holmen AB, B Shares	10,230,742
616,259	Svenska Cellulosa AB, B Shares	9,564,101
		19,794,843

	United States – 31.4%
82,317	Domtar Corp.	8,435,846
111,404	Greif, Inc., Class A	7,366,033
377,920	International Paper Co.	11,798,662
349,571	MeadWestvaco Corp.	11,892,405
164,535	Plum Creek Timber Co., Inc., REIT	6,666,958
139,638	Potlatch Corp., REIT	5,026,968
161,640	Rayonier, Inc., REIT	10,731,280
191,536	Wausau Paper Corp.	1,313,937
394,293	Weyerhaeuser Co., REIT	8,493,071
		71,725,160

	Total Common Stocks – 99.6%
	(Cost $205,030,789)	227,489,566

	Investments of Collateral for Securities Loaned – 5.4%
12,341,975	BNY Mellon Securities Lending Overnight Fund, 0.157%(c) (d)
	(Cost $12,341,975)	12,341,975

	Total Investments – 105.0%
	(Cost $217,372,764)	239,831,541
	Liabilities in excess of Other Assets – (5.0%)	(11,445,238)
	Net Assets – 100.0%	$228,386,303

AB – Corporation

ADR – American Depositary Receipt

OYJ – Public Traded Company

PLC – Public Limited Company

REIT – Real Estate Investment Trust

SA – Corporation

(a)	Security, or portion thereof, was on loan at May 31, 2011.

(b)	Non-income producing security.

(c)	At May 31, 2011, the total market value of the Fund’s securities on loan was $11,719,251 and the total market value of the collateral held by the Fund was $12,341,975.

(d)	Interest rate shown reflects yield as of May 31, 2011.

See notes to financial statements.

36 | Annual Report | May 31, 2011

This Page Intentionally Left Blank.

Statement of Assets and Liabilities | May 31, 2011

	Guggenheim Canadian Energy Income ETF		Guggenheim China Real Estate ETF	Guggenheim China Small Cap ETF
	(ENY	)	(TAO )	(HAO )

Assets
Investments in securities, at value (including securities on loan)	$335,101,992		$29,573,913	$381,896,363
Foreign currency, at value	161,224		—	509,610
Cash	278,493		50,579	465,127
Receivables:
Investments sold	161,136		12,436	133,944
Dividends	319,698		212,704	3,265,054
Securities lending income	36,053		1,795	100,772
Tax Reclaims	—		—	—
Due from Adviser	—		91,271	—
Other assets	5,441		1,915	7,309
Total assets	336,064,037		29,944,613	386,378,179
Liabilities
Custodian bank	—		29	—
Payables:
Fund shares redeemed	—		12,572	133,944
Investments purchased	541,611		—	—
Administration fee payable	5,251		—	7,296
Collateral for securities on loan	105,719,969		2,430,365	58,473,488
Accrued advisory fees	66,748		—	111,738
Accrued expenses	155,652		105,096	278,702
Total liabilities	106,494,231		2,548,062	59,005,168
Net Assets	$229,569,806		$27,396,551	$327,373,011
Composition of Net Assets
Paid-in capital	$244,840,433		$43,441,216	$353,440,011
Accumulated undistributed net investment income (loss)	186,568		(304,685)	1,362,864
Accumulated net realized gain (loss) on investments and currency transactions	(17,766,372)		(15,439,049)	(14,329,649)
Net unrealized appreciation (depreciation) on investments and currency translation	2,309,177		(300,931)	(13,100,215)
Net Assets	$229,569,806		$27,396,551	$327,373,011
Shares outstanding ($0.01 par value with unlimited amount authorized)	10,420,000		1,360,000	11,200,000
Net Asset Value Per Share	$22.03		$20.14	$29.23
Investments in securities, at cost	$332,792,657		$29,874,770	$395,982,009
Foreign currency, at cost	$161,224		$—	$509,316
Securities on loan, at value	$100,773,980		$2,242,401	$54,485,352

See notes to financial statements.

38 | Annual Report | May 31, 2011

Statement of Assets and Liabilities continued

Guggenheim Frontier Markets ETF		Guggenheim International Multi-Asset Income ETF		Guggenheim Shipping ETF	Guggenheim Timber ETF
(FRN	)	(HGI	)	(SEA )	(CUT	)

$212,990,702		$113,714,415		$16,393,442	$239,831,541
—		4,254		—	6
606,738		367,852		29,354	188,981

43,075		—		—	896,802
827,916		639,548		43,414	907,745
76,828		53,541		13,329	3,317
—		69,526		641	45,332
—		—		—	—
4,187		2,745		—	4,666
214,549,446		114,851,881		16,480,180	241,878,390

—		—		599	—

43,075		—		—	896,673
338,582		—		—	—
4,260		2,362		—	5,247
30,677,117		12,819,577		4,128,963	12,341,975
40,602		42,940		7,120	76,984
122,185		91,755		—	171,208
31,225,821		12,956,634		4,136,682	13,492,087
$183,323,625		$101,895,247		$12,343,498	$228,386,303

$185,564,523		$104,669,744		$13,920,529	$229,112,243
3,830,416		283,066		221,883	2,186,890
(6,369,877)		(10,170,626)		(128,018)	(25,381,325)
298,563		7,113,063		(1,670,896)	22,468,495
$183,323,625		$101,895,247		$12,343,498	$228,386,303
7,890,000		5,100,000		500,000	10,200,000
$23.23		$19.98		$24.69	$22.39
$212,692,139		$106,607,746		$18,064,649	$217,372,764
$—		$4,155		$—	$5
$29,672,132		$12,378,694		$3,944,098	$11,719,251

See notes to financial statements.

Annual Report | May 31, 2011 | 39

Statement of Operations | For the Year ended May 31, 2011

	Guggenheim Canadian Energy Income ETF	Guggenheim China Real Estate ETF	Guggenheim China Small Cap ETF
	(ENY )	(TAO )	(HAO )

Investment Income
Dividend income	$4,646,759	$1,264,745	$7,301,949
Less Return of capital distributions received	(51,329)	—	—
Foreign taxes withheld	(708,381)	(3,772)	(260,616)
Net dividend income	3,887,049	1,260,973	7,041,333
Net securities lending income	233,736	17,129	1,031,166
Total income	4,120,785	1,278,102	8,072,499
Expenses
Advisory fee <Note 3>	627,026	252,357	2,130,224
Administration fee	33,618	13,880	92,419
Custodian fee	114,390	103,424	426,854
Licensing	131,676	52,762	583,433
Listing fee and expenses	5,000	5,000	5,000
Printing expenses	44,143	29,855	107,290
Professional fees	51,941	32,605	59,252
Registration & filings	19,623	252	3,954
Trustees’ fees and expenses	4,816	3,675	12,974
Miscellaneous	20,492	19,682	28,433
Total expenses	1,052,725	513,492	3,449,833
Advisory fees waived	(174,890)	(160,192)	(544,983)
Net expenses	877,835	353,300	2,904,850
Net Investment Income (Loss)	3,242,950	924,802	5,167,649
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on
Investments	9,469	(878,974)	(4,626,725)
In-kind transactions	30,673,816	4,636,614	52,504,385
Foreign currency transactions	(56,187)	(2,078)	(15,766)
Net realized gain (loss)	30,627,098	3,755,562	47,861,894
Net change in unrealized appreciation (depreciation) on
Investments	(8,329,084)	5,251,358	9,290,453
Foreign currency translation	(956)	475	1,665
Net unrealized appreciation (depreciation)	(8,330,040)	5,251,833	9,292,118
Net realized and unrealized gain (loss)	22,297,058	9,007,395	57,154,012
Net Increase (Decrease) in Net Assets Resulting from Operations	$25,540,008	$9,932,197	$62,321,661
1 Commencement of investment operations- June 11, 2010

See notes to financial statements.

40 | Annual Report | May 31, 2011

Statement of Operations continued

Guggenheim Frontier Markets ETF	Guggenheim International Multi-Asset Income ETF	Guggenheim Shipping ETF1	Guggenheim Timber ETF
(FRN )	(HGI )	(SEA )	(CUT )

$5,716,658	$4,389,566	$711,181	$7,990,392
—	(88,549)	(102,498)	—
(765,004)	(358,160)	(9,670)	(384,032)
4,951,654	3,942,857	599,013	7,606,360
716,038	165,926	61,516	148,351
5,667,692	4,108,783	660,529	7,754,711

801,577	379,955	89,598	743,126
43,469	20,898	—	40,447
119,681	136,212	—	106,457
160,316	88,987	—	190,438
5,000	5,000	—	5,000
66,874	21,738	—	51,692
45,916	37,511	—	43,923
15,714	3,366	—	10,440
6,548	4,220	—	6,009
17,686	18,859	—	21,285
1,282,781	716,746	89,598	1,218,817
(160,574)	(184,809)	—	(178,441)
1,122,207	531,937	89,598	1,040,376
4,545,485	3,576,846	570,931	6,714,335

(2,103,077)	(2,706,254)	(198,233)	(4,157,089)
16,507,389	6,644,052	368,294	4,657,327
—	(39,764)	(5,051)	(163,817)
14,404,312	3,898,034	165,010	336,421

(212,858)	10,410,796	(1,671,207)	26,471,702
—	12,327	311	8,751
(212,858)	10,423,123	(1,670,896)	26,480,453
14,191,454	14,321,157	(1,505,886)	26,816,874
$18,736,939	$17,898,003	$(934,955)	$33,531,209

See notes to financial statements.

Annual Report | May 31, 2011 | 41

Statement of Changes in Net Assets |

	Guggenheim Canadian Energy Income ETF (ENY)

	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$3,242,950	$1,840,875
Net realized gain (loss)	30,627,098	(9,617,992)
Net unrealized appreciation (depreciation)	(8,330,040)	17,999,682
Net increase (decrease) in net assets resulting from operations	25,540,008	10,222,565
Distribution to Shareholders
From and in excess of net investment income	(2,620,250)	(2,279,600)
Total distributions	(2,620,250)	(2,279,600)
Capital Share Transactions
Proceeds from sale of shares	243,024,434	34,917,516
Cost of shares redeemed	(111,023,386)	(6,002,230)
Net increase (decrease) from capital share transactions	132,001,048	28,915,286
Total increase (decrease) in net assets	154,920,806	36,858,251
Net Assets
Beginning of period	74,649,000	37,790,749
End of period	$229,569,806	$74,649,000
Accumulated undistributed net investment income (loss) at end of period	$186,568	$(189,452)
Changes in Shares Outstanding
Shares sold	11,280,000	2,240,000
Shares redeemed	(5,380,000)	(400,000)
Shares outstanding, beginning of period	4,520,000	2,680,000
Shares outstanding, end of period	10,420,000	4,520,000

See notes to financial statements.

42 | Annual Report | May 31, 2011

Statement of Changes in Net Assets continued

Guggenheim China Real Estate ETF (TAO)		Guggenheim China Small Cap ETF (HAO)		Guggenheim Frontier Markets ETF (FRN)
For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

$924,802	$1,142,058	$5,167,649	$2,552,544	$4,545,485	$775,416
3,755,562	4,915,205	47,861,894	44,002,889	14,404,312	(1,153,784)
5,251,833	(8,494,000)	9,292,118	(37,311,094)	(212,858)	4,581,281
9,932,197	(2,436,737)	62,321,661	9,244,339	18,736,939	4,202,913

(498,780)	(2,895,600)	(6,445,650)	(384,000)	(1,265,040)	(582,160)
(498,780)	(2,895,600)	(6,445,650)	(384,000)	(1,265,040)	(582,160)

22,004,737	49,846,849	264,071,727	417,606,919	205,243,459	13,201,433
(49,525,374)	(38,832,565)	(283,858,602)	(198,121,747)	(71,279,920)	—
(27,520,637)	11,014,284	(19,786,875)	219,485,172	133,963,539	13,201,433
(18,087,220)	5,681,947	36,089,136	228,345,511	151,435,438	16,822,186

45,483,771	39,801,824	291,283,875	62,938,364	31,888,187	15,066,001
$27,396,551	$45,483,771	$327,373,011	$291,283,875	$183,323,625	$31,888,187
$(304,685)	$(895,320)	$1,362,864	$2,626,163	$3,830,416	$453,043

1,100,000	2,800,000	8,920,000	16,720,000	9,280,000	720,000
(2,580,000)	(2,320,000)	(9,640,000)	(7,840,000)	(3,150,000)	—
2,840,000	2,360,000	11,920,000	3,040,000	1,760,000	1,040,000
1,360,000	2,840,000	11,200,000	11,920,000	7,890,000	1,760,000

See notes to financial statements.

Annual Report | May 31, 2011 | 43

Statement of Changes in Net Assets continued

	Guggenheim International Multi-Asset Income ETF (HGI)

	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$3,576,846	$1,582,459
Net realized gain (loss)	3,898,034	6,495,041
Net unrealized appreciation (depreciation)	10,423,123	(5,707,088)
Net increase (decrease) in net assets resulting from operations	17,898,003	2,370,412
Distribution to Shareholders
From and in excess of net investment income	(3,195,800)	(1,403,200)
Total distributions	(3,195,800)	(1,403,200)
Capital Share Transactions
Proceeds from sale of shares	69,971,720	63,084,752
Cost of shares redeemed	(37,514,610)	(23,627,204)
Net increase (decrease) from capital share transactions	32,457,110	39,457,548
Total increase (decrease) in net assets	47,159,313	40,424,760
Net Assets
Beginning of period	54,735,934	14,311,174
End of period	$101,895,247	$54,735,934
Accumulated undistributed net investment income (loss) at end of period	$283,066	$(12,537)
Changes in Shares Outstanding
Shares sold	3,700,000	3,800,000
Shares redeemed	(2,000,000)	(1,400,000)
Shares outstanding, beginning of period	3,400,000	1,000,000
Shares outstanding, end of period	5,100,000	3,400,000

1Commencement of investment operations – June 11, 2010

See notes to financial statements.

44 | Annual Report | May 31, 2011

Statement of Changes in Net Assets continued

Guggenheim Shipping ETF (SEA)	Guggenheim Timber ETF (CUT)
For the Period Ended1 May 31, 2011	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010

$570,931	$6,714,335	$1,343,463
165,010	336,421	1,464,395
(1,670,896)	26,480,453	6,848,762
(934,955)	33,531,209	9,656,620

(271,500)	(4,128,300)	(264,600)
(271,500)	(4,128,300)	(264,600)

18,927,409	118,597,400	109,556,989
(5,377,456)	(32,155,470)	(52,322,621)
13,549,953	86,441,930	57,234,368
12,343,498	115,844,839	66,626,388

—	112,541,464	45,915,076
$12,343,498	$228,386,303	$112,541,464
$221,883	$2,186,890	$705,154

700,000	5,550,000	6,160,000
(200,000)	(1,710,000)	(2,960,000)
—	6,360,000	3,160,000
500,000	10,200,000	6,360,000

See notes to financial statements.

Annual Report | May 31, 2011 | 45

Financial Highlights |

ENY | Guggenheim Canadian Energy Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 3, 2007** through May 31, 2008
Net asset value, beginning of period	$16.52	$14.10	$31.58	$25.05
Income from investment operations
Net investment income (loss) (a)	0.52	0.47	1.08	0.85
Net realized and unrealized gain (loss)	5.51	2.55	(17.49)	6.41
Total from investment operations	6.03	3.02	(16.41)	7.26
Distributions to shareholders from
Net investment income	(0.52)	(0.60)	(1.07)	(0.73)
Net asset value, end of period	$22.03	$16.52	$14.10	$31.58
Market value, end of period	$22.06	$16.50	$14.38	$31.71
Total return *(b)
Net asset value	37.22%	21.75%	-51.89%	29.62%
Ratios and supplemental data
Net assets, end of period (thousands)	$229,570	$74,649	$37,791	$34,102
Ratio of net expenses to average net assets*	0.70%	0.70%	0.71%	0.83	%(c)
Ratio of net investment income (loss) to average net assets*	2.59%	2.89%	7.03%	3.57	%(c)
Portfolio turnover rate (d)	34%	58%	68%	31%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.84%	0.89%	1.23%	1.24	%(c)
Ratio of net investment income (loss) to average net assets	2.45%	2.70%	6.51%	3.16	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

46 | Annual Report | May 31, 2011

Financial Highlights continued

TAO |Guggenheim China Real Estate ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period December 18, 2007** through May 31, 2008
Net asset value, beginning of period	$16.02	$16.87	$20.68	$23.50
Income from investment operations
Net investment income (a)	0.35	0.29	0.39	0.17
Net realized and unrealized gain (loss)	3.92	(0.57)	(3.82)	(2.99)
Total from investment operations	4.27	(0.28)	(3.43)	(2.82)
Distributions to Shareholders
From and in excess of net investment income	(0.15)	(0.57)	(0.38)	—
Net asset value, end of period	$20.14	$16.02	$16.87	$20.68
Market value, end of period	$20.07	$15.89	$17.27	$20.91
Total return*(b)
Net asset value	26.68%	-2.10%	-15.44%	-12.00%
Ratios and supplemental data
Net assets, end of period (thousands)	$27,397	$45,484	$39,802	$28,949
Ratio of net expenses to average net assets*	0.70%	0.70%	0.78%	0.95	%(c)
Ratio of net investment income to average net assets*	1.83%	1.64%	3.00%	1.64	%(c)
Portfolio turnover rate (d)	17%	15%	47%	1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	1.02%	0.92%	1.74%	1.50	%(c)
Ratio of net investment income to average net assets	1.51%	1.42%	2.04%	1.09	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2011 | 47

Financial Highlights continued

HAO | Guggenheim China Small Cap ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period January 30, 2008** through May 31, 2008
Net asset value, beginning of period	$24.44	$20.70	$24.04	$24.34
Income from investment operations
Net investment income (loss) (a)	0.39	0.25	0.27	0.27
Net realized and unrealized gain (loss)	4.84	3.52	(3.51)	(0.57)
Total from investment operations	5.23	3.77	(3.24)	(0.30)
Distributions to shareholders from
Net investment income	(0.44)	(0.03)	(0.10)	—
Net asset value, end of period	$29.23	$24.44	$20.70	$24.04
Market value, end of period	$29.15	$24.30	$21.22	$24.39
Total return *(b)
Net asset value	21.36%	18.20%	-13.27%	-1.23%
Ratios and supplemental data
Net assets, end of period (thousands)	$327,373	$291,284	$62,938	$11,540
Ratio of net expenses to average net assets*	0.75%	0.75%	0.88%	1.00	%(c)
Ratio of net investment income (loss) to average net assets*	1.33%	1.00%	1.86%	3.44	%(c)
Portfolio turnover rate (d)	11%	46%	65%	1%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.89%	0.91%	1.64%	3.16	%(c)
Ratio of net investment income (loss) to average net assets	1.19%	0.84%	1.10%	1.28	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

48 | Annual Report | May 31, 2011

Financial Highlights continued

FRN | Guggenheim Frontier Markets ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the period June 12, 2008** through May 31, 2009
Net asset value, beginning of period	$18.12	$14.49	$24.34
Income from investment operations
Net investment income (loss) (a)	0.64	0.55	0.36
Net realized and unrealized gain (loss)	4.60	3.46	(10.12)
Total from investment operations	5.24	4.01	(9.76)
Distributions to Shareholders from
Net investment income	(0.13)	(0.38)	(0.09)
Net asset value, end of period	$23.23	$18.12	$14.49
Market value, end of period	$22.95	$18.67	$14.48
Total return*(b)
Net asset value	28.87%	27.69%	-40.03%
Ratios and supplemental data
Net assets, end of period (thousands)	$183,324	$31,888	$15,066
Ratio of net expenses to average net assets*	0.70%	0.70%	0.95	%(c)
Ratio of net investment income to average net assets*	2.84%	3.09%	2.65	%(c)
Portfolio turnover rate (d)	9%	25%	29%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of expenses to average net assets	0.80%	1.11%	2.22	%(c)
Ratio of net investment income (loss) to average net assets	2.74%	2.68%	1.38	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2011 | 49

Financial Highlights continued

HGI | Guggenheim International Multi-Asset Income ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period July 11, 2007** through May 31, 2008
Net asset value, beginning of period	$16.10	$14.31	$23.09	$24.98
Income from investment operations
Net investment income (loss) (a)	0.88	0.68	0.78	0.88
Net realized and unrealized gain (loss) on investments	3.80	1.74	(8.61)	(2.15)
Total from investment operations	4.68	2.42	(7.83)	(1.27)
Distributions to Shareholders from
Net investment income	(0.80)	(0.63)	(0.86)	(0.62)
Return of capital	—	—	(0.09)	—
Total distribution to shareholders	(0.80)	(0.63)	(0.95)	(0.62)
Net asset value, end of period	$19.98	$16.10	$14.31	$23.09
Market value, end of period	$20.02	$16.09	$14.44	$24.00
Total return*(b)
Net asset value	29.68%	16.81%	-33.80%	-5.02%
Ratios and supplemental data
Net assets, end of period (thousands)	$101,895	$54,736	$14,311	$9,234
Ratio of net expenses to average net assets*(e)	0.70%	0.70%	0.70%	1.10	%(c)
Ratio of net investment income (loss) to average net assets*	4.71%	4.01%	5.56%	4.26	%(c)
Portfolio turnover rate(d)	44%	42%	114%	114%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets (e)	0.94%	1.04%	1.98%	2.61	%(c)
Ratio of net investment income (loss) to average net assets	4.47%	3.67%	4.28%	2.75	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

(e)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the net impact to the expense ratio would be approximately 0.15% for the year ended May 31, 2011, 0.19% for the year ended May 31, 2010, 0.16% for the year ended May 31, 2009, and 0.24% for the period July 11, 2007 through May 31, 2008.

See notes to financial statements.

50 | Annual Report | May 31, 2011

Financial Highlights continued

SEA | Guggenheim Shipping ETF

Per share operating performance for a share outstanding throughout the period	For the Period June 11, 2010* through May 31, 2011
Net asset value, beginning of period	$25.96
Income from investment operations
Net investment income (a)	1.10
Net realized and unrealized loss	(1.89)
Total from investment operations	(0.79)
Distributions to shareholders from
Net investment income	(0.48)
Net asset value, end of period	$24.69
Market value, end of period	$24.67
Total return (b)
Net asset value	-3.21%
Ratios and supplemental data
Net assets, end of period (thousands)	$12,343
Ratio of net expenses to average net assets	0.65	%(c)
Ratio of net investment income to average net assets	4.14	%(c)
Portfolio turnover rate (d)	28%

*	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

Annual Report | May 31, 2011 | 51

Financial Highlights continued

CUT | Guggenheim Timber Index ETF

Per share operating performance for a share outstanding throughout the period	For the Year Ended May 31, 2011	For the Year Ended May 31, 2010	For the Year Ended May 31, 2009	For the Period November 9, 2007** through May 31, 2008
Net asset value, beginning of period	$17.70	$14.53	$22.03	$24.91
Income from investment operations
Net investment income (loss) (a)	0.94	0.25	0.47	0.33
Net realized and unrealized gain (loss)	4.34	2.97	(7.56)	(3.13)
Total from investment operations	5.28	3.22	(7.09)	(2.80)
Distributions to shareholders
From and in excess of net investment income	(0.59)	(0.05)	(0.41)	(0.08)
Net asset value, end of period	$22.39	$17.70	$14.53	$22.03
Market value, end of period	$22.38	$17.65	$14.69	$22.25
Total return* (b)
Net asset value	30.15%	22.15%	-31.77%	-11.25%
Ratios and supplemental data
Net assets, end of period (thousands)	$228,386	$112,541	$45,915	$57,277
Ratio of net expenses to average net assets*	0.70%	0.70%	0.71%	0.95	%(c)
Ratio of net investment income to average net assets*	4.52%	1.46%	3.36%	2.72	%(c)
Portfolio turnover rate (d)	29%	39%	58%	23%

* If certain expenses had not been waived or reimbursed by the Adviser, total return would have been lower and the ratios would have been as follows:
Ratio of total expenses to average net assets	0.82%	0.86%	1.08%	1.43	%(c)
Ratio of net investment income (loss) to average net assets	4.40%	1.30%	2.99%	2.24	%(c)

**	Commencement of investment operations.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at net asset value (“NAV”). Dividends and distributions are assumed to be reinvested at NAV. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Portfolio turnover is not annualized for periods of less than one year and does not include securities received or delivered from processing creations or redemptions.

See notes to financial statements.

52 | Annual Report | May 31, 2011

Notes to Financial Statements | May 31, 2011

Note 1 – Organization:
Claymore Exchange-Traded Fund Trust 2 (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), is organized as an open-end, management investment company that was organized as a Delaware business trust on June 8, 2006.

On September 24, 2010, Claymore Securities, Inc. changed its name to Guggenheim Funds Distributors, Inc. Also, Claymore Advisors, LLC changed its name to Guggenheim Funds Investment Advisors, LLC.

On September 24, 2010, name changes occurred for the following Funds:

Name Prior to September 24, 2010	New Name as of September 24, 2010
Claymore/SWM Canadian Energy Income Index ETF	Guggenheim Canadian Energy Income ETF
Claymore/AlphaShares China Real Estate ETF	Guggenheim China Real Estate ETF
Claymore/AlphaShares China Small Cap Index ETF	Guggenheim China Small Cap ETF
Claymore/BNY Mellon Frontier Markets ETF	Guggenheim Frontier Markets ETF
Claymore/Zacks International Multi-Asset Income Index ETF	Guggenheim International Multi-Asset Income ETF
Claymore Shipping ETF	Guggenheim Shipping ETF
Claymore/Beacon Global Timber Index ETF	Guggenheim Timber ETF

The following seven Funds have an annual reporting period-end on May 31, 2011:

Guggenheim Canadian Energy Income ETF
Guggenheim China Real Estate ETF
Guggenheim China Small Cap ETF
Guggenheim Frontier Markets ETF
Guggenheim International Multi-Asset Income ETF
Guggenheim Shipping ETF
Guggenheim Timber ETF

Each portfolio represents a separate series of the Trust (each a “Fund” or collectively the “Funds”). Each Fund’s shares are listed and traded on the NYSE Arca, Inc. (“NYSE Arca”). The Funds’ market prices may differ to some degree from the net asset value (“NAV”) of the shares of each Fund. Unlike conventional mutual funds, each Fund issues and redeems shares on a continuous basis, at NAV, only in a large specified number of shares; each called a “Creation Unit.” Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, shares are not individually redeemable securities of the Funds. The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the performance of the following market indices:

Fund	Index
Guggenheim Canadian Energy Income ETF	Sustainable Canadian Energy Income Index
Guggenheim China Real Estate ETF	AlphaShares China Real Estate Index
Guggenheim China Small Cap ETF	AlphaShares China Small Cap Index
Guggenheim Frontier Markets ETF	BNY Mellon New Frontier DR Index
Guggenheim International Multi-Asset Income ETF	Zacks International Multi-Asset Income Index
Guggenheim Shipping ETF	Delta Global Shipping Index
Guggenheim Timber ETF	Beacon Global Timber Index

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies followed by the Funds.

(a) Valuation of Investments
Securities listed on an exchange are valued at the last reported sale price on the principal exchange or on the principal over-the-counter market on which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Equity securities that are traded primarily on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. Debt securities are valued at the mean of the last available bid and ask prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value.” Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Funds have adopted the Accounting Standards Update (“ASU”), Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The Funds have adopted the disclosures required by this amendment, which did not have a material impact on the financial statements.

Annual Report | May 31, 2011 | 53

Notes to Financial Statements continued

The Funds value Level 1 securities using readily available market quotations in active markets. The Funds value Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Funds value Level 2 equity securities using various observable market inputs in accordance with procedures established in good faith by management and approved by the Board of Trustees as described above. The fair value estimate for the Funds’ level 3 securities were determined in good faith by the Pricing Committee pursuant to the valuation procedures established in good faith by management and approved by the Board of Trustees.

The following table represents the Funds’ investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of May 31, 2011:

Guggenheim China Small Cap ETF

Description	Level 1	Level 2	Level 3		Total
(value in $000s)
Assets:
Common Stocks:
Basic Materials	$40,193	$1,222	$—	*	$41,415
Communications	17,202	—	—		17,202
Consumer, Cyclical	58,436	467	—		58,903
Consumer, Non-cyclical	59,777	—	—		59,777
Diversified	5,257	—	—		5,257
Energy	2,551	—	—		2,551
Financial	43,335	—	—		43,335
Industrial	75,363	—	—		75,363
Technology	13,152	—	—		13,152
Utilities	6,436	—	—		6,436
Rights	32	—	—		32
Investments of Collateral for
Securities Loaned	59,460	—	—		59,460
Total	$381,194	$1,689	$—	*	$382,883

* Market value is less than minimum figure disclosed.

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfers from Level 1 to Level 2	$1,689
Transfers from Level 1 to Level 3	—	*

* Market value is less than minimum figure disclosed.

The transfer from Level 1 to Level 2 was the result of China Hongxing Sports Ltd. and Real Gold Mining Ltd. being halted on the principal exchange pending the release of price sensitive news.

The transfer from Level 1 to Level 3 was the result of China Forestry Holdings Ltd. being halted on the principal exchange pending the release of price sensitive news regarding possible accounting irregularities.

The fair value estimate for China Forestry Holdings Ltd. was determined in good faith by the Pricing Committee pursuant to the Valuation Procedures established in good faith by management and approved by the Board of Trustees. There were various factors considered in reaching a fair value determination including, but not limited to, the following: the type of security, and public information obtained from the issuer and the primary stock exchange on which the issuer trades.

The following table presents the activity of the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the year ended May 31, 2011.

Level 3 Holdings	Securities

Beginning Balance at 5/31/10	$—
Net Realized Gain/Loss	—
Change in Unrealized Gain/Loss	—
Purchases	—
Sales	—
Transfers In	—	*
Transfers Out	—
Ending Balance at 5/31/11	$—	*
*Market value is less than minimum figure disclosed.

Guggenheim Frontier Markets ETF

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Common Stocks:
Agriculture	$2,903	$—	$—	$2,903
Airlines	9,263	—	—	9,263
Banks	38,530	12,051	—	50,581
Beverages	4,837	—	—	4,837
Diversified Financial Services	2,100	—	—	2,100
Electric	22,525	—	—	22,525
Engineering & Construction	5,894	—	—	5,894
Food	516	—	—	516
Media	—	371	—	371
Mining	9,324	—	—	9,324
Oil & Gas	25,605	4,352	—	29,957
Real Estate	4,157	—	—	4,157
Telecommunications	8,945	8,065	—	17,010
Preferred Stocks	22,876	—	—	22,876
Investments of Collateral for
Securities Loaned	30,677	—	—	30,677
Total	$188,152	$24,839	$—	$212,991

The transfers in and out of the valuation levels for the Fund as of the report date when compared to the valuation levels at the end of the previous fiscal year are detailed below.

$(000s)
Transfers from Level 1 to Level 2:	4,352
Transfers from Level 2 to Level 1:	7,391

The transfer from Level 1 to Level 2 was the result of the lack of trading volume in the primary exchange for the security on May 31, 2011. There were no transfers between levels for these Funds for the period ended May 31, 2011.

The transfers from Level 2 to Level 1 were the result of the availability of a sale price on the principal exchange for the securities on May 31, 2011.

All securities held by Guggenheim Canadian Energy Income ETF, Guggenheim China Real Estate ETF, Guggenheim International Multi-Asset Income ETF, Guggenheim Shipping ETF, and Guggenheim Timber ETF were valued using quoted prices in active markets (Level 1).

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of

54 | Annual Report | May 31, 2011

Notes to Financial Statements continued

applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

The Funds record the character of dividends received from master limited partnerships (“MLPs”) based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.

REIT distributions received by a Fund are generally comprised of ordinary income, long-term and short-term capital gains and return of capital. The actual character of amounts received during the year is not known until after the fiscal year end. A Fund records the character of distributions received from REITs during the year based on historical information available. A Fund’s characterization may be subsequently revised based on information received from REITs after their tax reporting periods conclude.

(c) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and asked price of respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the exchange rate on the date of the transaction.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses on foreign currency transactions in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, are included in unrealized appreciation/(depreciation) on foreign currency translations.

(d) Distributions
The Funds intend to pay substantially all of their net investment income to shareholders through annual distributions, except for Guggenheim Canadian Energy Income ETF, Guggenheim International Multi-Asset Income ETF and Guggenheim Shipping ETF which will pay a quarterly distribution. In addition, the Funds intend to distribute any capital gains to shareholders as capital gain dividends at least annually. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Securities Lending
Each Fund may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. The loans are collateralized at all times by cash and/or high grade debt obligations in an amount at least equal to 102% of the market value of domestic securities loaned and 105% of foreign securities loaned as determined at the close of business on the preceding business day. Each Fund receives compensation for lending securities from interest or dividends earned on the cash, cash equivalents or U.S. government securities held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. The borrower pays to the Funds an amount equal to any dividends or interest received on loaned securities. These payments from the borrower are not eligible for reduced tax rates as “qualified dividend income” under the Jobs and Growth Tax Reconciliation Act of 2003. The Funds retain all or a portion of the interest received on investment of cash collateral or receives a fee from the borrower. Lending portfolio securities could result in a loss or delay in recovering each Fund’s securities if the borrower defaults. The securities lending income earned by the Funds is disclosed on the Statement of Operations.

(f) Recent Accounting Pronouncements
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued ASU 2011-04, modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose (i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, (ii) for Level 3 fair value measurements, quantitative information about significant unobservable inputs used, (iii) a description of the valuation processes used by the reporting entity and, (iv) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011, and is therefore not effective for the current fiscal year. The Adviser is in the process of assessing the impact of the updated standards on the Funds’ financial statements.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of each Fund, and Guggenheim Funds Investments Advisors, LLC (the “Adviser”), the Adviser manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees.

Pursuant to the Agreement, each Fund pays the Adviser an advisory fee payable on a monthly basis at the annual rate set forth below based on each Fund’s average daily net assets:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.50%
Guggenheim China Real Estate ETF	0.50%
Guggenheim China Small Cap ETF	0.55%
Guggenheim Frontier Markets ETF	0.50%
Guggenheim International Multi-Asset Income ETF	0.50%
Guggenheim Timber ETF	0.50%

Pursuant to the Agreement, the Fund listed in the following table pays the Adviser a unitary management fee for the services and facilities it provides payable on a monthly basis at the annual rate set forth below based on the Fund’s average daily net assets:

Fund	Rate
Guggenheim Shipping ETF	0.65%

Out of the unitary management fee, the Adviser pays substantially all the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

Under a separate Fund Administration agreement, the Adviser provides Fund Administration services to the Funds. The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily net assets of each Fund:

Net Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

Annual Report | May 31, 2011 | 55

Notes to Financial Statements continued

Due to its unitary fee structure, the Guggenheim Shipping ETF does not charge a separate Fund Administration fee.

For the period ended May 31, 2011, each Fund recognized Fund Administration expenses and waived Fund Administration expenses as follows:

	Fund Administration Expense	Fund Administration Expense Waived
Guggenheim Canadian Energy Income ETF	$33,618	$—
Guggenheim China Real Estate ETF	13,880	—
Guggenheim China Small Cap ETF	92,419	—
Guggenheim Frontier Markets ETF	43,469	—
Guggenheim International Multi-Asset Income ETF	20,898	—
Guggenheim Timber ETF	40,477	—

The Bank of New York Mellon (“BNY”) acts as the Funds’ custodian, accounting agent, transfer agent and security lending agent. As custodian, BNY is responsible for the custody of the Funds’ assets. As accounting agent, BNY is responsible for maintaining the books and records of the Funds. As transfer agent, BNY is responsible for performing transfer agency services for the Funds. As security lending agent, BNY is responsible for executing the lending of portfolio securities to creditworthy borrowers.

The Funds’ Adviser has contractually agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund, not including the Guggenheim Shipping ETF, (excluding interest expense, a portion of the Fund’s licensing fees, offering costs, brokerage commissions and other trading expenses, taxes and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) from exceeding the following percentages of average net assets per year, at least until December 31, 2013:

Fund	Rate
Guggenheim Canadian Energy Income ETF	0.65%
Guggenheim China Real Estate ETF	0.65%
Guggenheim China Small Cap ETF	0.70%
Guggenheim Frontier Markets ETF	0.65%
Guggenheim International Multi-Asset Income ETF	0.65%
Guggenheim Timber ETF	0.65%

Amounts owed to each Fund from the Adviser are shown in the Statements of Assets and Liabilities.

The Trust and the Adviser have entered into an Expense Reimbursement Agreement in which for a period of five years subsequent to each Fund’s commencement of operations, the Adviser may recover from the Fund fees and expenses waived or reimbursed during the prior three years if the Fund’s expense ratio, including the recovered expenses, falls below the expense cap.

For the period ended May 31, 2011, the Adviser waived fees and assumed the following fees and expenses:

			Potentially Recoverable Expenses Expiring
	Advisory Fees Waived	Expenses Assumed	2012		2013		Total
Guggenheim Canadian Energy Income ETF	$174,890	$—	$430,491	*	—		$430,491
Guggenheim China Real Estate ETF	160,192	—	512,170	*	—		512,170
Guggenheim China Small Cap ETF	544,983	—	1,126,724	*	—		1,126,724
Guggenheim Frontier Markets ETF	160,574	—	150,912		261,675	*	412,587
Guggenheim International Multi-Asset Income ETF	184,809	—	451,322	*	—		451,322
Guggenheim Timber ETF	178,441	—	456,021	*	—		456,021

* Per the Expense Reimbursement Agreement discussed above, this year represents the last year the Fund will be eligible to recover fees and expenses.

Certain officers and/or trustees of the Trust are officers and/or directors of the Adviser. The Trust does not compensate its officers and /or trustees who are officers or directors of the Adviser.

56 | Annual Report | May 31, 2011

Notes to Financial Statements continued

Licensing Fee Agreements:

The Adviser has entered into licensing agreements on behalf of each Fund with the following Licensors:

Fund	Licensor
Guggenheim Canadian Energy Income ETF	Sustainable Wealth Management, Ltd.
Guggenheim China Real Estate ETF	AlphaShares LLC
Guggenheim China Small Cap ETF	AlphaShares LLC
Guggenheim Frontier Markets ETF	The Bank of New York Mellon
Guggenheim International Multi-Asset Income ETF	Zacks Investment Research, Inc.
Guggenheim Shipping ETF	Delta Global Indices LLC
Guggenheim Timber ETF	Beacon Indexes LLC

The above trademarks are trademarks owned by the respective Licensors. These trademarks have been licensed to the Adviser for use for certain purposes with the Funds. The Funds are not sponsored, endorsed, sold or promoted by the Licensors and the Licensors make no representation regarding the advisability of investing in shares of the Funds. Up to 5 basis points of licensing fees are excluded from the expense cap for the Funds without a unitary fee.

Note 4 – Federal Income Taxes:
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.

At May 31, 2011, the cost of investments, accumulated unrealized appreciation/depreciation on investments, excluding foreign currency, for federal income tax purposes were as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation )	Net Tax Unrealized Appreciation (Depreciation) on Foreign Currency
Guggenheim Canadian
Energy Income ETF	$333,951,013	$9,369,143	$(8,218,164)	$1,150,979	$(158)
Guggenheim China
Real Estate ETF	30,282,179	2,147,653	(2,855,919)	(708,266)	(74)
Guggenheim China
Small Cap ETF	398,602,912	29,680,451	(45,400,512)	(15,720,061)	(1,057)
Guggenheim Frontier
Markets ETF	212,695,575	9,024,524	(8,729,397)	295,127	—
Guggenheim International
Multi-Asset Income ETF	106,689,350	9,209,851	(2,184,786)	7,025,065	6,394
Guggenheim Shipping ETF	18,039,880	675,684	(2,322,122)	(1,646,438)	311
Guggenheim Timber ETF	217,468,228	28,555,808	(6,192,495)	22,363,313	9,718

Tax components of the following balances as of May 31, 2011 were as follows:

	Undistributed Ordinary Income/(Accumulated Ordinary Loss)	Undistributed Long-Term Gains/(Accumulated Capital & Other Loss)
Guggenheim Canadian
Energy Income ETF	1,321,229	(17,742,677)
Guggenheim China Real Estate ETF	89,256	(15,425,581)
Guggenheim China Small Cap ETF	1,925,696	(12,271,578)
Guggenheim Frontier Markets ETF	3,833,852	(6,369,877)
Guggenheim International
Multi-Asset Income ETF	125,273	(9,931,229)
Guggenheim Shipping ETF	250,633	(181,537)
Guggenheim Timber ETF	2,186,890	(25,285,861)

Distributions to Shareholders:
The tax character of distributions paid during the year ended May 31, 2011 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	2,620,250
Guggenheim China Real Estate ETF	498,780
Guggenheim China Small Cap ETF	6,445,650
Guggenheim Frontier Markets ETF	1,265,040
Guggenheim International Multi-Asset Income ETF	3,195,800
Guggenheim Shipping ETF	271,500
Guggenheim Timber ETF	4,128,300

The tax character of distributions paid during the year ended May 31, 2010 was as follows:

Distributions paid from Ordinary Income
Guggenheim Canadian Energy Income ETF	2,279,600
Guggenheim China Real Estate ETF	2,895,600
Guggenheim China Small Cap ETF	384,000
Guggenheim Frontier Markets ETF	582,160
Guggenheim International Multi-Asset Income ETF	1,403,200
Guggenheim Timber ETF	264,600

At May 31, 2011, for federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by the regulations, to offset future capital gains through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Capital Loss Available Through 5/31/16	Capital Loss Available Through 5/31/17	Capital Loss Available Through 5/31/18	Capital Loss Available Through 5/31/19	Total
Guggenheim Canadian
Energy Income ETF	$—	$3,706,876	$12,869,693	$1,166,108	$17,742,677
Guggenheim China
Real Estate ETF	—	—	6,825,537	—	6,825,537
Guggenheim China
Small Cap ETF	—	—	6,954,707	—	6,954,707
Guggenheim Frontier
Markets ETF	—	241,589	3,686,218	364,152	4,291,959
Guggenheim
International Multi-
Asset Income ETF	434,730	2,191,498	4,095,993	2,536,694	9,258,915
Guggenheim
Shipping ETF	—	—	—	—	—
Guggenheim
Timber ETF	—	3,823,203	18,282,954	1,567,565	23,673,722

Capital Losses Utilized During Current Fiscal Year
Guggenheim China Real Estate ETF	1,061,562
Guggenheim China Small Cap ETF	1,312,179

Annual Report | May 31, 2011 | 57

Notes to Financial Statements continued

Capital and foreign currency losses incurred after October 31 (“post-October losses”) within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year. During the year ended May 31, 2011, the following Funds incurred and will elect to defer net capital and currency losses as follows:

	Post-October Capital Losses	Post-October Foreign Currency and PFIC Losses
Guggenheim Canadian Energy Income ETF	$—	$—
Guggenheim China Real Estate ETF	8,600,044	—
Guggenheim China Small Cap ETF	5,316,871	2,832,872
Guggenheim Frontier Markets ETF	2,077,918	3,467
Guggenheim International Multi-Asset Income ETF	672,314	24,247
Guggenheim Shipping ETF	181,537	3,887
Guggenheim Timber ETF	1,612,139	112,548

At May 31, 2011 the following reclassifications were made to the capital accounts of the Funds, to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations, which are primarily due to the inherent differences between book and tax treatment of investment in real estate investment trusts, investments in partnerships, wash sales from redemption in-kind transactions, and redemption of in-kind transactions. Net investment income, net realized gains and net assets were not affected by these changes.

	Undistributed Net Investment Income/(Loss )	Accumulated Net Realized Gain/(Loss )	Paid In Capital
Guggenheim Canadian Energy Income ETF	$(246,680)	$(30,603,391)	$30,850,071
Guggenheim China Real Estate ETF	164,613	(4,634,263)	4,469,650
Guggenheim China Small Cap ETF	14,702	(52,419,202)	52,404,500
Guggenheim Frontier Markets ETF	96,928	(16,507,389)	16,410,461
Guggenheim International
Multi-Asset Income ETF	(85,443)	(6,556,550)	6,641,993
Guggenheim Shipping ETF	(77,548)	(293,028)	370,576
Guggenheim Timber ETF	(1,104,299)	(3,579,473)	4,683,772

For all open tax years and all major jurisdictions, management of the Trust has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investment Transactions:
For the period ended May 31, 2011, the cost of investments purchased and proceeds from sales of investments, excluding short-term investments and in-kind transactions, were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	43,883,055	43,821,837
Guggenheim China Real Estate ETF	8,877,011	8,383,945
Guggenheim China Small Cap ETF	43,180,046	50,384,757
Guggenheim Frontier Markets ETF	17,477,397	13,474,109
Guggenheim International Multi-Asset Income ETF	33,757,464	34,029,374
Guggenheim Shipping ETF	4,557,577	3,972,937
Guggenheim Timber ETF	43,577,382	45,040,108

For the period ended May 31, 2011, in-kind transactions were as follows:

	Purchases	Sales
Guggenheim Canadian Energy Income ETF	243,469,955	110,986,753
Guggenheim China Real Estate ETF	22,002,968	49,517,229
Guggenheim China Small Cap ETF	266,531,651	282,634,160
Guggenheim Frontier Markets ETF	203,396,440	70,854,607
Guggenheim International Multi-Asset Income ETF	70,020,262	37,429,279
Guggenheim Shipping ETF	18,657,608	5,374,125
Guggenheim Timber ETF	121,736,955	32,125,936

Note 6 – Capital:
Shares are issued and redeemed by the Funds only in Creation Unit size aggregations of 50,000 to 100,000 shares. Such transactions are only permitted on an in-kind basis, with separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date. Transaction fees ranging from $500 to $7,000 are charged to those persons creating or redeeming Creation Units. An additional charge of up to four times the Creation or Redemption Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process or to the extent that cash is used in lieu of securities to purchase Creation Units or redeem for cash.

Note 7 – Distribution Agreement:
The Board of Trustees of the Trust has adopted a distribution and services plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders of each class and the maintenance of shareholder accounts in an amount up to 0.25% of its average daily net assets each year. No 12b-1 fees are currently paid by the Funds, and there are no current plans to impose these fees. No such fee may be paid in the future without further approval by the Board of Trustees.

Note 8 – Indemnifications:
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against a Fund that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Subsequent Event:
The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

Subsequent to May 31, 2011, the Board of Trustees declared the following dividends payable on June 30, 2011, to shareholders of record on June 28, 2011. The dividend rates per common share were as follows:

Fund	Rate
Guggenheim Canadian Energy Income ETF	$0.105
Guggenheim International Multi-Asset Income ETF	0.309
Guggenheim Shipping ETF	0.684

Effective on or about July 26, 2011, the Guggenheim Shipping ETF will change its current policy of seeking investment results that correspond generally to the performance, before the Guggenheim Shipping ETF’s fees and expenses, of an equity index called the Delta Global Shipping Index. Instead, the Guggenheim Shipping ETF will seek investment results that correspond generally to the performance, before the Guggenheim Shipping ETF’s fees and expenses, of an equity index called the Dow Jones Global Shipping IndexSM.

58 | Annual Report | May 31, 2011

Report of Independent Registered Public Accounting Firm |

The Board of Trustees and Shareholders of
Claymore Exchange-Traded Fund Trust 2

We have audited the accompanying statements of assets and liabilities of Guggenheim Canadian Energy Income Index ETF (formerly Claymore/SWM Canadian Energy Income Index ETF), Guggenheim China Real Estate ETF (formerly Claymore/AlphaShares China Real Estate ETF), Guggenheim China Small Cap Index ETF (formerly Claymore/AlphaShares China Small Cap Index ETF), Guggenheim Frontier Markets ETF (formerly Claymore/BNY Mellon Frontier Markets ETF), Guggenheim International Multi-Asset Income ETF (formerly Claymore/Zacks International Multi-Asset Income Index ETF), Guggenheim Shipping ETF and Guggenheim Timber ETF (formerly Claymore/Beacon Global Timber Index ETF) (seven of the portfolios constituting the Claymore Exchange-Traded Fund Trust 2) (collectively, the Funds), including the portfolios of investments, as of May 31, 2011, and the related statements of operations, the statements of changes in net assets and financials highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, financial position of each of the respective seven Funds comprising the Claymore Exchange-Traded Fund Trust 2 at May 31, 2011, and the results of their operations, the changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

July 27, 2011

Annual Report | May 31, 2011 | 59

Supplemental Information | (unaudited)

The Trust intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2012, shareholders will be advised on IRS Form 1099 DIV or substitute 1099DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2011.

The Trust’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Guggenheim Canadian Energy Income ETF intends to designate $708,381 of foreign tax withholding on foreign source income of $4,595,682.

Guggenheim Frontier Markets ETF intends to designate $765,004 of foreign tax withholding on foreign source income of $5,716,851.

Guggenheim International Multi-Asset Income ETF intends to designate $358,160 of foreign tax withholding on foreign source income of $3,536,512.

Guggenheim Timber ETF intends to designate $384,032 of foreign tax withholding on foreign source income of $3,490,230.

	Qualified dividend income	Dividends-received deduction
Guggenheim Canadian Energy Income ETF	100.00%	0.00%
Guggenheim China Real Estate ETF	0.74%	0.00%
Guggenheim China Small Cap ETF	25.47%	0.00%
Guggenheim Frontier Markets ETF	93.78%	0.00%
Guggenheim International Multi-Asset Income ETF	99.72%	0.34%
Guggenheim Shipping ETF	49.48%	5.53%
Guggenheim Timber ETF	100.00%	20.13%

Trustees
The Trustees of the Claymore Exchange-Traded Fund Trust 2 and their principal business occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years

Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2006	Private Investor (2001-present). Formerly, Senior Vice President & Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	54	None.

Roman Friedrich III Year of Birth: 1946 Trustee	Since 2010†	Senior Managing Director of McNicoll, Lewis &Vlak, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010 – present). Founder and President of Roman Friedrich & Company, Ltd., a mining and metals investment bank (1998 – present).	48	Director, Axiom Gold and Silver Corp. (2011 – present), Windstorm Resources, Inc. (2011 – present), Zincore Metals, Inc. (2009 – present).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010†	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting, St. Louis office of Arthur Andersen, LLP	48	Director of Peabody Energy Company (2003 – present), GP Natural Resource Partners LLC (2002 – present).

Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2006	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	56	None.

60 | Annual Report | May 31, 2011

Supplemental Information (unaudited) continued

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Funds in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee during the Past Five Years
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2006	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	53	Trustee, Bennett Group of Funds (2011 – present).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532
**	This is the period for which the Trustee began serving the Trust. Each Trustee is expected to serve an indefinite term, until his successor is elected.
***
The Guggenheim Funds Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, Inc. The Guggenheim Funds Complex is overseen by multiple Boards of Trustees.

†	Messrs. Friedrich and Karn were elected by shareholders as Trustees of the Trust on September 23, 2010.

Officers
The Officers of the Trust and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations

Officers:
Kevin M. Robinson Year of Birth: 1959 Chief Executive Officer Chief Legal Officer	Since 2010 Since 2008
Senior Managing Director and General Counsel of Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, Inc., and Guggenheim Funds Services Group, Inc. (2007-present). Chief Legal Officer and Chief Executive Officer of certain other funds in the Fund Complex. Formerly, Associate General Counsel and Assistant Corporate Secretary of NYSE Euronext, Inc. (2000-2007).

John Sullivan Year of Birth: 1955 Chief Accounting Officer, Chief Financial Officer and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, Inc. Chief Accounting Officer, Chief Financial Officer and Treasurer of certain Funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004–2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002–2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Bruce Saxon Year of Birth: 1957 Chief Compliance Officer	Since 2006
Vice President, Fund Compliance Officer of Guggenheim Funds Services Group Inc. (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

Elizabeth Hudson Year of Birth: 1980 Secretary	Since 2010
Assistant General Counsel of Guggenheim Funds Services Group, Inc. (2009-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Bell, Boyd & Lloyd LLP (n/k/a K&L Gates LLP) (2007-2008). J.D., Northwestern University (2004-2007).

William H. Belden, III Year of Birth: 1965 Vice President	Since 2006	Managing Director of Guggenheim Funds Investment Advisors, LLC (2005-present). Formerly, Vice President of Product Management at Northern Trust Global Investments (1999-2005).

Chuck Craig Year of Birth: 1967 Vice President	Since 2006	Managing Director (2006-present), Vice President (2003-2006) of Guggenheim Funds Investment Advisors, LLC. Formerly, Assistant Vice President, First Trust Portfolios, L.P. (1999-2003).

David A. Botset Year of Birth: 1974 Vice President	Since 2010
Senior Vice President, Guggenheim Funds Distributors, Inc. (2008-present). Formerly, Vice President, Guggenheim Funds Distributors, Inc. (2007-2008); Assistant Vice President, Investment Development and Oversight, Nuveen Investments (2004-2007); Assistant Vice President Internal Sales and Service Nuveen Investments.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Annual Report | May 31, 2011 | 61

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Trust Information |

Board of Trustees	Officers	Investment Adviser
Randall C. Barnes	Kevin M. Robinson	Guggenheim Funds Investment
	Chief Executive Officer and Chief	Advisors, LLC
Roman Friedrich III	Legal Officer	Lisle, IL

Robert B. Karn III	John Sullivan	Distributor
	Chief Accounting Officer, Chief	Guggenheim Funds
Ronald A. Nyberg	Financial Officer and Treasurer	Distributors, Inc.
Lisle, IL
Ronald E. Toupin, Jr.	Bruce Saxon
	Chief Compliance Officer	Administrator
Guggenheim Funds Investment
	Elizabeth H. Hudson	Advisors, LLC
	Secretary	Lisle, IL

	William H. Belden III	Accounting Agent, Custodian and
	Vice President	Transfer Agent
The Bank of New York Mellon
	Chuck Craig	New York, NY
Vice President
Legal Counsel
	David A. Botset	Dechert LLP
	Vice President	New York, NY

Independent Registered Public
Accounting Firm
Ernst & Young LLP
Chicago, IL

Privacy Principles of the Trust for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding the non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of their shareholders.

Questions concerning your shares of the Trust?
•	If your shares are held in a Brokerage Account, contact your Broker.

This report is sent to shareholders of the Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 949-3837.

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (800) 345-7999, visiting Guggenheim Fund’s website at www.guggenheimfunds.com or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by visiting Guggenheim Fund’s website at www.guggenheimfunds.com. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Annual Report | May 31, 2011 | 63

Claymore Exchange-Traded Fund Trust 2

About the Fund Manager |

Guggenheim Funds Investment Advisors, LLC
Guggenheim Funds Investment Advisors, LLC (“Guggenheim Funds”) manages the investment and reinvestment of each Fund’s assets and administers the affairs of each Fund to the extent requested by the Board of Trustees. Guggenheim Funds Investment Advisors, LLC also acts as investment adviser to closed-end and open-end management investment companies. Guggenheim Funds and its affiliates provide supervision, management or servicing of assets with a commitment to consistently delivering exceptional service. Guggenheim Funds is a subsidiary of Guggenheim Partners, LLC, a global, diversified financial services firm with more than $100 billion in assets under supervision. Guggenheim Partners, through its affiliates, provides investment management, investment advisory, insurance, investment banking, and capital markets services. The firm is headquartered in Chicago and New York with a global network of offices throughout the United States, Europe, and Asia.

Portfolio Management
The portfolio managers who are currently responsible for the day-to-day management of the Fund’s portfolio are Chuck Craig, CFA, and Saroj Kanuri, CFA. Mr. Craig has managed each Fund’s portfolio since its inception, and Mr. Kanuri has managed each Fund’s portfolio since May 2010. Mr. Craig is a Managing Director, Portfolio Management and Supervision, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in May of 2003. Mr. Craig received a M.S. in Financial Markets from the Center for Law and Financial Markets at the Illinois Institute of Technology. He also earned a B.S. in Finance from Northern Illinois University.

Mr. Kanuri is a Vice President, ETF Portfolio Management, of the Investment Adviser and Guggenheim Funds Distributors, Inc. and joined Guggenheim Funds Distributors, Inc. in October of 2006. Prior to joining Guggenheim, Mr. Kanuri served as an analyst at Northern Trust Corporation from 2001- 2006. Mr. Kanuri received a B.S. in Finance from the University of Illinois at Chicago.

Claymore Exchange-Traded Fund Trust 2 Overview
The Claymore Exchange-Traded Fund Trust 2 (the “Trust”) is an investment company consisting of 13 separate exchange-traded “index funds” as of May 31, 2011. The investment objective of each of the funds is to replicate as closely as possible, before fees and expenses, the performance of a specified market index.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund including a discussion of investment objectives, risks, ongoing expenses and sales charges. If a prospectus did not accompany this report, you can obtain one from your financial adviser, from our website at http://www.guggenheimfunds.com or by calling (800)345-7999. Please read the prospectus carefully before investing. The Statement of Additional Information that includes additional information about the Trustees is also available, without charge, upon request via our website at http://www.guggenheimfunds.com or by calling (800)345-7999. All funds are subject to market risk and shares when sold may be worth more or less than their original cost. You can lose money investing in the funds.

Guggenheim Funds Distributors, Inc. 2455 Corporate West Drive Lisle, IL 60532
Member FINRA/SIPC	NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

(07/11)

ETF-002-AR-0511

Item 2.  Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "Code of Ethics").

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f)           (1)  The registrant's Code of Ethics is attached hereto as an exhibit.

(2) Not applicable.

(3) Not applicable.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Randall C. Barnes.  Mr. Barnes is an independent Trustee for purposes of this Item 3 of Form N-CSR.  Mr. Barnes qualifies as an audit committee financial expert by virtue of his experience obtained as a former Senior Vice President, Treasurer of PepsiCo, Inc.

 (Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.  The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees:  the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $109,652 and $182,338 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

(b) Audit-Related Fees: the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph 4(a), including agreed upon procedures reports performed for rating agencies and the issuance of comfort letters, were $2,750 and $0 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

Ernst & Young did not bill fees for non-audit services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c) Tax Fees: the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including federal, state and local income tax return preparation and related advice and determination of taxable income and miscellaneous tax advice were $28,000 and $62,100 for the fiscal years ending May 31, 2011, and May 31, 2010 respectively.

Ernst & Young did not bill fees for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)  All Other Fees: the aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 and $0 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

Ernst & Young did not bill fees for services not included in Items 4(a), (b) or (c) above that  required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

 (e)  Audit Committee Pre-Approval Policies and Procedures.

(i) The Audit Committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York

Stock Exchange listing standards.  Sections IV.C.2 and IV.C.3 of the Audit Committee’s revised Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

IV.C.2
Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

IV.C.3
Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a)
The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

(ii) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)           The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant were $28,000 and $62,100 for the fiscal years ending May 31, 2011, and May 31, 2010, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

(a)The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of the Registrant is comprised of: Randall C. Barnes, Roman Friedrich III, Bob Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b) Not applicable.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)       Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2)      Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(b)           Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Claymore Exchange-Traded Fund Trust 2

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:             August 8, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:                /s/ Kevin M. Robinson

Name:           Kevin M. Robinson

Title:             Chief Executive Officer and Chief Legal Officer

Date:            August 8, 2011

By:                /s/ John Sullivan

Name:           John Sullivan

Title:             Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:             August 8, 2011